UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21417

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Scott Whisten – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3367

Date of fiscal year end:	January 31

Date of reporting period:	July 31, 2018

ITEM 1. REPORT TO SHAREHOLDERS

Table of Contents

2–3	Letter from the President
4–9	Fund Insights
10–12	Performance & Statistics
13–51	Schedules of Investments
52	Statements of Assets and Liabilities
53	Statements of Operations
54–55	Statements of Changes in Net Assets
56	Statement of Cash Flows
57–59	Financial Highlights
60–76	Notes to Financial Statements
77–78	Annual Shareholder Meeting Results/Changes to Fund Officers/Proxy Voting Policies & Procedures
79–85	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements
86–89	Privacy Policy

July 31, 2018 | Semi-Annual Report 1

Letter from the President

Dear Shareholder:

US economic expansion accelerated during the six-month fiscal reporting period ended July 31, 2018. In contrast, economic growth overseas moderated. Against this backdrop, the overall US equity market posted a modest gain, whereas international equities were weak. Elsewhere, the overall US bond market posted a small loss during the reporting period.

For the six-month reporting period ended July 31, 2018

¡  AllianzGI Diversified Income & Convertible Fund returned 2.61% on net asset value (“NAV”) and 12.37% on market price.

¡  AllianzGI Equity & Convertible Income Fund returned 1.40% on NAV and 8.18% on market price.

¡  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned -1.04% on NAV and -1.48% on market price.

Thomas J. Fuccillo President & Chief Executive Officer

During the six-month period ended July 31, 2018, the Russell 3000 Index, a broad measure of US stock market performance, gained 1.30%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, returned -1.60%; and the Russell 1000 Growth Index, a measure of growth style stocks, gained 3.10%. Convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles Index, gained 3.73%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, which is the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 2.3% during the fourth quarter of 2017. GDP growth then moderated to an annual pace of 2.2% during the first quarter of 2018. Finally, the Commerce Department’s second estimate for the second quarter of 2018 – released after the reporting period had ended – showed that GDP grew at an annualized pace of 4.2%.

After raising interest rates three times in 2017, the US Federal Reserve (the “Fed”) again raised rates at its meetings in March and June 2018. The last hike pushed the federal funds rate to a range between 1.75% and 2.00%. At its meeting in June 2018, the Fed announced that it may raise rates an additional two times before the end of the year.

2 Semi-Annual Report | July 31, 2018

Outlook

Although we believe economic growth is poised to accelerate in the second half of 2018, the end of the economic cycle may be closer than anticipated by the consensus forecast. In our view, a pro-growth mix of economic policies has set conditions conducive to more rapid increases in consumer spending, business investment and labor compensation. Consumer spending is brisk and measures of business optimism seem to break records every month.

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Looking ahead to the second half of 2018, however, these outcomes cannot be assured. Households and businesses may well rethink their spending plans over the months ahead as they evaluate the meaning of tax changes, government spending, economic policy adjustments and new risks to their well-being. If capital expenditures by businesses go to unproductive investment, productivity fails to accelerate and inflation-adjusted workers’ compensation does not increase, real economic growth could languish.

While Fed monetary policymakers will continue to base their interest-rate decisions on the flow of inflation, wage and labor market data, how the Fed implements monetary policy over the next several years may be at least as important as the timing and magnitude of its policy decisions.

Meanwhile, the interconnectedness of the US economy to other countries remains intricate and deep. Even as trade relations deteriorate, we believe the forces of globalization and technological revolution promise to defeat the forces of nationalism, populism and withdrawal from multilateral arrangements. Even if US-China and US-European Union trade relations play out acrimoniously over the years ahead, for example, we believe a complicated and extensive flow of goods, services, resources and intellectual property between each of the two nations and union, respectively, will continue to be based on a co-dependency built up over the last three decades.

On behalf of Allianz Global Investors U.S. LLC, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com/closedendfunds, for additional information. We remain dedicated to serving your investment needs.

Thomas J. Fuccillo

President & Chief Executive Officer

July 31, 2018 | Semi-Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

AllianzGI Diversified Income & Convertible Fund

For the period of February 1, 2018 through July 31, 2018, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the six-month period ended July 31, 2018, the AllianzGI Diversified Income & Convertible Fund (the “Fund”) returned 2.61% on net asset value (“NAV”) and 12.37% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, returned 3.10%; convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 3.73%; and high yield bonds, as reflected by the ICE BofA Merrill Lynch High Yield Master II Index, returned 0.55%.

Market Environment

A number of factors influenced the high yield bond, convertible bond, and large capitalized equity markets during the reporting period, including improving corporate fundamentals, healthy US economic trends, the US Federal Reserve’s (the “Fed”) actions and commentary, rising interest rates, and the impact of growing geopolitical concerns on international markets.

Corporate fundamentals continued to improve with most issuers reporting better-than-expected financial results and positive outlooks, citing increasing demand, a more favorable regulatory environment and recent tax-reform benefits. In fact, first-quarter earnings growth for US companies increased to 26% on a year-over-year basis, according to Thomson Reuters, one of the strongest quarters in years. In addition, both net leverage and interest coverage ratios improved over the reporting period.

US economic trends remained healthy with low unemployment, home price growth, higher retail sales, rising capital expenditures, and elevated consumer confidence which hit a 14-year high in the first-quarter. Notably, these trends continued to support a positive operating environment for US issuers.

Against this favorable economic and corporate backdrop, the Fed raised its key interest rate 25 basis points in both March 2018 and June 2018 and is at a range of 1.75% to 2.00%. The Fed signaled two more rate hikes by year-end 2018 with continued balance sheet reduction.

While the US economy remained healthy, the global environment was mixed. Global trade tensions, a surging US dollar, Italian government changes, a delayed Brexit agreement and continued conflicts in the Middle East weighed on global markets during the reporting period. While these issues impacted investor sentiment, the US markets remained resilient and reflected a relative safe-haven for investors.

4 Semi-Annual Report | July 31, 2018

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Portfolio Specifics

The Fund provided consistent income, the primary goal of the portfolio, and generated a positive total return over the reporting period.

In the high yield sleeve, industries that aided relative performance were theatres and entertainment, automotive, and banking. In contrast, energy, printing and publishing, and financial services industries hampered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were healthcare, technology, and industrials. On the other hand, consumer discretionary, media, and consumer staples sectors pressured relative performance.

In the equity sleeve, energy, consumer staples and materials sectors helped relative performance. Conversely, the information technology, industrials, and consumer discretionary sectors hindered relative performance.

The Fund took advantage of new opportunities provided by the elevated volatility environment over the latter half of the reporting period and was able to retain many of the option premiums within the months.

Outlook

In our view, the US economy remains healthy. We believe growth is supported by elevated consumer and business confidence, low unemployment, favorable lending conditions, government spending growth and tax cuts. In addition, corporate profits are estimated to grow significantly in 2018.

We also believe the Tax Cuts and Jobs Act implemented in December 2017 should provide upside benefits to earnings estimates with tax obligations of US corporations likely moving notably lower. Based on bottom-up estimates, it is our opinion that the current earnings trajectory could result in double-digit year-over-year earnings growth for the S&P 500 Index in 2018. Potential risks to the economy include geopolitical issues, including rising global trade tensions, higher energy prices, a stronger US dollar, monetary policy surprises by the Fed or higher than expected inflation.

The Fed is expected to take a gradual approach toward monetary policy adjustments. Interest-rate hikes and balance-sheet reduction efforts signal confidence in the US economy’s ability to grow. The purpose of these adjustments would be to achieve a normalized environment after an extended period of extreme accommodation. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not be expected to drive an extended sell-off of risk-assets. Overseas, monetary policies continue to be constructive.

July 31, 2018 | Semi-Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

AllianzGI Equity & Convertible Income Fund

For the period of February 1, 2018 through July 31, 2018, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the six-month period ended July 31, 2018, the AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 1.40% on net asset value (“NAV”) and 8.18% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, returned 3.10%; and convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 3.73%.

Market Environment

A number of factors influenced the convertible bond and large capitalized equity markets during the reporting period including improving corporate fundamentals, healthy US economic trends, the US Federal Reserve’s (the “Fed”) actions and commentary, rising interest rates, and the impact of growing geopolitical concerns on international markets.

Corporate fundamentals continued to improve with most issuers reporting better-than-expected financial results and positive outlooks, citing increasing demand, a more favorable regulatory environment and recent tax-reform benefits. In fact, first-quarter earnings growth for US companies increased to 26% on a year-over-year basis, according to Thomson Reuters, one of the strongest quarters in years. In addition, both net leverage and interest coverage ratios improved over the reporting period.

US economic trends remained healthy with low unemployment, home price growth, higher retail sales, rising capital expenditures, and elevated consumer confidence which hit a 14-year high in the first-quarter. Notably, these trends continued to support a positive operating environment for US issuers.

Against this favorable economic and corporate backdrop, the Fed raised its key interest rate 25 basis points in both March 2018 and June 2018 and is at a range of 1.75% to 2.00%. The Fed signaled two more rate hikes by year-end 2018 with continued balance sheet reduction.

While the US economy remained healthy, the global environment was mixed. Global trade tensions, a surging US dollar, Italian government changes, a delayed Brexit agreement and continued conflicts in the Middle East weighed on global markets during the reporting period. While these issues impacted investor sentiment, the US markets remained resilient and reflected a relative safe-haven for investors.

6 Semi-Annual Report | July 31, 2018

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Portfolio Specifics

The Fund provided consistent income, the primary goal of the portfolio, and generated a positive total return over the reporting period.

In the convertible sleeve, sectors that contributed positively to relative performance were healthcare, utilities, and consumer staples. On the other hand, technology, media, and materials sectors pressured relative performance.

In the equity sleeve, energy, materials, and consumer staples sectors helped relative performance. Conversely, the information technology, healthcare, and consumer discretionary sectors hindered relative performance.

The Fund took advantage of new opportunities provided by the elevated volatility environment over the latter half of the reporting period and was able to retain many of the option premiums within the months.

Outlook

In our view, US economy remains healthy. We believe growth is supported by elevated consumer and business confidence, low unemployment, favorable lending conditions, government spending growth and tax cuts. In addition, corporate profits are estimated to grow significantly in 2018.

We also believe the Tax Cuts and Jobs Act implemented in December 2017 should provide upside benefits to earnings estimates with tax obligations of US corporations likely moving notably lower. Based on bottom-up estimates, it is our opinion that the current earnings trajectory could result in double-digit year-over-year earnings growth for the S&P 500 Index in 2018. Potential risks to the economy include geopolitical issues, including rising global trade tensions, higher energy prices, a stronger US dollar, monetary policy surprises by the Fed or higher than expected inflation.

The Fed is expected to take a gradual approach toward monetary policy adjustments. Interest-rate hikes and balance-sheet reduction efforts signal confidence in the US economy’s ability to grow. The purpose of these adjustments would be to achieve a normalized environment after an extended period of extreme accommodation. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not be expected to drive an extended sell-off of risk-assets. Overseas, monetary policies continue to be constructive.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For the period of February 1, 2018 through July 31, 2018, as provided by the Value Equity, US team.

For the six-month period ended July 31, 2018, the AllianzGI NFJ Dividend Interest & Premium Strategy Fund (the “Fund”) returned -1.04% on net asset value (“NAV”) and -1.48% on market price.

July 31, 2018 | Semi-Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value style stocks, returned -1.60%; convertible securities, as reflected by the ICE BofA Merrill Lynch All Convertibles All Qualities Index, returned 3.73%.

Market Overview

A number of factors influenced the convertible bond and equity markets during the reporting period including improving corporate fundamentals, healthy US economic trends, the US Federal Reserve’s (the “Fed”) actions and commentary, rising interest rates, and the impact of growing geopolitical concerns on international markets.

Corporate fundamentals continued to improve with most issuers reporting better-than-expected financial results and positive outlooks, citing increasing demand, a more favorable regulatory environment and recent tax-reform benefits. In fact, first-quarter earnings growth for US companies increased to 26% on a year-over-year basis, according to Thomson Reuters, one of the strongest quarters in years. In addition, both net leverage and interest coverage ratios improved over the reporting period.

US economic trends remained healthy with low unemployment, home price growth, higher retail sales, rising capital expenditures, and elevated consumer confidence which hit a 14-year high in the first-quarter. Notably, these trends continued to support a positive operating environment for US issuers.

Against this favorable economic and corporate backdrop, the Fed raised its key interest rate 25 basis points in both March 2018 and June 2018 and is at a range of 1.75% to 2.00%. The Fed signaled two more rate hikes by year-end 2018 with continued balance sheet reduction.

While the US economy remained healthy, the global environment was mixed. Global trade tensions, a surging US dollar, Italian government changes, a delayed Brexit agreement and continued conflicts in the Middle East weighed on global markets during the reporting period. While these issues impacted investor sentiment, the US markets remained resilient and reflected a relative safe-haven for investors.

Within the Russell 1000 Value index, just four of eleven GICS economic sectors delivered positive returns, led by strength across energy, utilities, real estate and health care. In contrast, consumer staples and telecommunications sectors posted the steepest declines, followed by more cyclical value areas of the market, including the financials, industrials and materials sectors.

At the start of the fiscal year, volatility remained elevated for a short period of time as the Chicago Board Options Exchange Volatility Index (“CBOE VIX”) spiked to 37 in early February. Towards the end of the semi-annual period, strong corporate earnings and

8 Semi-Annual Report | July 31, 2018

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

guidance helped the VIX move back towards lows reached in early 2018.

Portfolio Specifics

The equity portion of the Fund modestly trailed the Russell 1000 Value Index due to slightly negative stock selection and sector allocations. In terms of security selection, equity holdings in the industrials and information technology sectors benefitted performance over the reporting period. However, those gains were overwhelmed by poor selection across the consumer staples and energy sectors. From a sector allocation perspective, an overweight in information technology and underweight in consumer discretionary boosted the Fund’s performance. Conversely, underweight positions across more bond proxy-like areas of the market, including real estate and utilities sectors, detracted from results.

In the convertible sleeve, sectors that contributed positively to relative performance were healthcare, utilities, and consumer staples. On the other hand, technology, media, and energy sectors pressured relative performance.

During the period, many option positions expired below strike and the portfolio was able to retain those set premiums. The team continues to implement the single-stock covered call option overlay by maintaining diversification of sector coverage, strike price and maturity dates.

Outlook

In our view, the US economy remains healthy. We believe growth is supported by elevated consumer and business confidence, low unemployment, favorable lending conditions, government spending growth and tax cuts. In addition, corporate profits are estimated to grow significantly in 2018.

We also believe the Tax Cuts and Jobs Act implemented in December 2017 should provide upside benefits to earnings estimates with tax obligations of US corporations likely moving notably lower. Based on bottom-up estimates, it is our opinion that the current earnings trajectory could result in double-digit year-over-year earnings growth for the S&P 500 Index in 2018. Potential risks to the economy include geopolitical issues, including rising global trade tensions, higher energy prices, a stronger US dollar, monetary policy surprises by the Federal Reserve or higher than expected inflation.

The Fed is expected to take a gradual approach toward monetary policy adjustments. Interest-rate hikes and balance-sheet reduction efforts signal confidence in the US economy’s ability to grow. The purpose of these adjustments would be to achieve a normalized environment after an extended period of extreme accommodation. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not be expected to drive an extended sell-off of risk-assets. Overseas, monetary policies continue to be constructive.

July 31, 2018 | Semi-Annual Report 9

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	12.37%	2.61%
1 Year	21.85%	14.35%
Commencement of Operations (5/27/15) to 7/31/18	8.94%	8.81%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/27/15) to 7/31/18	Market Price	$24.09
	NAV(2)	$23.47
NAV	Premium to NAV	2.64%
Market Price	Market Price Yield(3)	8.32%
	Leverage Ratio(4)	30.32%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared August 1, 2018) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at July 31, 2018.

(4) Represents Mandatory Redeemable Preferred Shares, Senior Secured Notes and amounts drawn under the short-term margin loan facility (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

10 Semi-Annual Report | July 31, 2018

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	8.18%	1.40%
1 Year	23.25%	15.97%
5 Year	12.35%	9.63%
10 Year	10.09%	8.43%
Commencement of Operations (2/27/07) to 7/31/18	7.33%	7.37%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/27/07) to 7/31/18	Market Price	$23.06
	NAV(2)	$24.09
NAV	Discount to NAV	-4.28%
Market Price	Market Price Yield(3)	6.59%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at July 31, 2018.

July 31, 2018 | Semi-Annual Report 11

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	-1.48%	-1.04%
1 Year	3.82%	7.81%
5 Year	3.58%	4.56%
10 Year	4.79%	4.50%
Commencement of Operations (2/28/05) to 7/31/18	4.06%	4.84%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/28/05) to 7/31/18	Market Price	$12.86
	NAV(2)	$14.71
NAV	Discount to NAV	-12.58%
Market Price	Market Price Yield(3)	2.24%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at July 31, 2018.

12 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 67.0%
	Aerospace & Defense – 0.2%
$305	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23	$434,042
	Apparel & Textiles – 0.2%
930	Iconix Brand Group, Inc., 5.75%, 8/15/23 (g)	590,041
	Auto Components – 0.4%
845	Meritor, Inc., 3.25%, 10/15/37 (a)(b)	841,004
	Auto Manufacturers – 1.6%
1,600	Navistar International Corp., 4.75%, 4/15/19 (g)	1,657,424
	Tesla, Inc. (g),
1,280	0.25%, 3/1/19	1,321,664
790	2.375%, 3/15/22	853,107
		3,832,195
	Biotechnology – 5.6%
400	Alder Biopharmaceuticals, Inc., 2.50%, 2/1/25	465,296
680	AMAG Pharmaceuticals, Inc., 3.25%, 6/1/22	741,350
	BioMarin Pharmaceutical, Inc. (g),
1,630	0.599%, 8/1/24	1,724,080
240	1.50%, 10/15/20	294,542
1,850	Exact Sciences Corp., 1.00%, 1/15/25 (g)	1,925,600
1,640	Illumina, Inc., 0.50%, 6/15/21 (g)	2,334,074
1,470	Insmed, Inc., 1.75%, 1/15/25 (g)	1,383,319
870	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	866,040
1,665	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23 (a)(b)	1,768,107
615	Medicines Co., 2.75%, 7/15/23	651,101
325	Novavax, Inc., 3.75%, 2/1/23 (a)(g)	188,395
1,215	PTC Therapeutics, Inc., 3.00%, 8/15/22 (g)	1,260,473
		13,602,377
	Building Materials – 0.8%
1,990	Patrick Industries, Inc., 1.00%, 2/1/23 (a)(b)(g)	1,925,886
	Commercial Services – 1.6%
1,390	Euronet Worldwide, Inc., 1.50%, 10/1/44 (g)	1,801,559
1,875	Square, Inc., 0.50%, 5/15/23 (a)(b)(g)	2,057,074
		3,858,633
	Computers – 2.4%
750	Lumentum Holdings, Inc., 0.25%, 3/15/24 (g)	842,705
1,325	Nutanix, Inc., zero coupon, 1/15/23 (a)(b)(g)	1,584,477
1,700	Pure Storage, Inc., 0.125%, 4/15/23 (a)(b)(g)	1,799,129
635	Vocera Communications, Inc., 1.50%, 5/15/23 (a)(b)	708,515
900	Western Digital Corp., 1.50%, 2/1/24 (a)(b)(g)	883,041
		5,817,867
	Diversified Financial Services – 0.8%
700	Encore Capital Europe Finance Ltd., 4.50%, 9/1/23	715,750
305	Encore Capital Group, Inc., 3.25%, 3/15/22 (g)	302,314

July 31, 2018 | Semi-Annual Report 13

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
$115	LendingTree, Inc., 0.625%, 6/1/22	$149,811
675	PRA Group, Inc., 3.00%, 8/1/20 (g)	651,878
		1,819,753
	Electric Utilities – 0.4%
930	NRG Energy, Inc., 2.75%, 6/1/48 (a)(b)(g)	906,567
	Electrical Equipment – 0.7%
	SunPower Corp. (g),
1,115	0.875%, 6/1/21	875,231
1,035	4.00%, 1/15/23	833,774
		1,709,005
	Electronics – 1.1%
1,425	II-VI, Inc., 0.25%, 9/1/22 (a)(b)(g)	1,502,172
1,245	OSI Systems, Inc., 1.25%, 9/1/22 (g)	1,207,735
		2,709,907
	Energy-Alternate Sources – 0.8%
1,830	NextEra Energy Partners L.P., 1.50%, 9/15/20 (a)(b)(g)	1,873,457
3,615	SunEdison, Inc., 3.375%, 6/1/25 (a)(b)(d)(f)	81,337
		1,954,794
	Engineering & Construction – 0.2%
480	Dycom Industries, Inc., 0.75%, 9/15/21 (g)	535,985
	Entertainment – 1.4%
2,030	Live Nation Entertainment, Inc., 2.50%, 3/15/23 (a)(b)	2,137,546
1,135	Marriott Vacations Worldwide Corp., 1.50%, 9/15/22 (a)(b)	1,177,132
		3,314,678
	Equity Real Estate Investment Trusts (REITs) – 0.8%
1,690	Extra Space Storage L.P., 3.125%, 10/1/35 (a)(b)(g)	1,870,416
	Healthcare-Products – 1.9%
1,890	Insulet Corp., 1.375%, 11/15/24 (a)(b)(g)	2,061,534
2,539	Wright Medical Group, Inc., 1.625%, 6/15/23 (a)(b)	2,511,800
		4,573,334
	Healthcare-Services – 2.1%
695	Anthem, Inc., 2.75%, 10/15/42 (g)	2,415,141
560	Molina Healthcare, Inc., 1.125%, 1/15/20	1,440,211
940	Teladoc, Inc., 1.375%, 5/15/25 (a)(b)(g)	1,216,939
		5,072,291
	Insurance – 0.6%
1,390	AXA S.A., 7.25%, 5/15/21 (a)(b)	1,522,517
	Internet – 7.6%
1,220	Altaba, Inc., zero coupon, 12/1/18 (g)	1,664,434
1,325	Booking Holdings, Inc., 0.90%, 9/15/21 (g)	1,574,595
1,320	Ctrip.com International Ltd., 1.00%, 7/1/20	1,309,848
1,525	IAC FinanceCo., Inc., 0.875%, 10/1/22 (a)(b)(g)	1,725,190
895	Okta, Inc., 0.25%, 2/15/23 (a)(b)(g)	1,091,571
2,010	Palo Alto Networks, Inc., 0.75%, 7/1/23 (a)(b)(g)	1,983,948

14 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Internet (continued)
$1,310	Pandora Media, Inc., 1.75%, 12/1/23 (g)	$1,289,695
825	Q2 Holdings, Inc., 0.75%, 2/15/23 (a)(b)(g)	962,615
1,120	RingCentral, Inc., zero coupon, 3/15/23 (a)(b)(g)	1,219,546
940	Twilio, Inc., 0.25%, 6/1/23 (a)(b)(g)	990,300
1,155	Twitter, Inc., 0.25%, 6/15/24 (a)(b)	1,053,454
960	Wix.com Ltd., zero coupon, 7/1/23 (a)(b)	920,584
1,130	Zendesk, Inc., 0.25%, 3/15/23 (a)(b)(g)	1,222,437
1,235	Zillow Group, Inc., 1.50%, 7/1/23	1,231,383
		18,239,600
	Iron/Steel – 0.7%
615	Allegheny Technologies, Inc., 4.75%, 7/1/22 (g)	1,271,400
310	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	446,366
		1,717,766
	Lodging – 0.8%
1,075	Caesars Entertainment Corp., 5.00%, 10/1/24 (g)	1,933,828
	Machinery-Diversified – 0.9%
1,500	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)(g)	2,146,953
	Media – 2.0%
	DISH Network Corp.,
1,095	2.375%, 3/15/24	956,645
2,115	3.375%, 8/15/26 (g)	1,926,670
	Liberty Media Corp.,
835	1.00%, 1/30/23	944,794
1,025	2.125%, 3/31/48 (a)(b)(g)	1,034,956
		4,863,065
	Oil, Gas & Consumable Fuels – 3.5%
1,830	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (g)	1,741,379
2,620	Nabors Industries, Inc., 0.75%, 1/15/24 (g)	2,056,412
1,140	Oasis Petroleum, Inc., 2.625%, 9/15/23 (g)	1,431,933
1,470	Oil States International, Inc., 1.50%, 2/15/23 (a)(b)(g)	1,589,948
1,190	Transocean, Inc., 0.50%, 1/30/23 (g)	1,655,735
		8,475,407
	Pharmaceuticals – 5.6%
475	Clovis Oncology, Inc., 1.25%, 5/1/25	431,517
650	Depomed, Inc., 2.50%, 9/1/21 (g)	574,234
1,420	DexCom, Inc., 0.75%, 5/15/22	1,649,711
785	Flexion Therapeutics, Inc., 3.375%, 5/1/24	919,922
1,445	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (g)	1,410,557
2,795	Jazz Investments I Ltd., 1.50%, 8/15/24 (a)(b)	2,911,747
1,340	Neurocrine Biosciences, Inc., 2.25%, 5/15/24 (g)	1,967,125
890	Sarepta Therapeutics, Inc., 1.50%, 11/15/24 (a)(b)(g)	1,554,277
1,050	Supernus Pharmaceuticals, Inc., 0.625%, 4/1/23 (a)(b)(g)	1,186,505
960	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C (g)	905,778
		13,511,373

July 31, 2018 | Semi-Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Pipelines – 0.9%
$2,640	Cheniere Energy, Inc., 4.25%, 3/15/45 (g)	$2,077,701
	Retail – 0.6%
1,655	RH, zero coupon, 6/15/23 (a)(b)(g)	1,526,046
	Semiconductors – 5.9%
625	Advanced Micro Devices, Inc., 2.125%, 9/1/26	1,491,185
1,805	Cypress Semiconductor Corp., 2.00%, 2/1/23 (a)(b)(g)	1,961,999
470	Integrated Device Technology, Inc., 0.875%, 11/15/22	561,118
795	Intel Corp., 3.25%, 8/1/39 (g)	1,844,564
2,960	Microchip Technology, Inc., 1.625%, 2/15/27	3,538,120
1,425	Micron Technology, Inc., 3.00%, 11/15/43, Ser. G (g)	2,576,289
125	Novellus Systems, Inc., 2.625%, 5/15/41 (g)	715,200
940	Synaptics, Inc., 0.50%, 6/15/22	932,147
465	Teradyne, Inc., 1.25%, 12/15/23 (g)	677,315
		14,297,937
	Software – 9.8%
1,610	Akamai Technologies, Inc., 0.125%, 5/1/25 (a)(b)	1,620,763
1,455	Alteryx, Inc., 0.50%, 6/1/23 (a)(b)	1,604,351
1,745	Atlassian, Inc., 0.625%, 5/1/23 (a)(b)	1,931,902
1,560	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(b)	1,546,620
955	Citrix Systems, Inc., 0.50%, 4/15/19 (g)	1,454,981
	Envestnet, Inc.,
375	1.75%, 12/15/19 (g)	408,318
1,590	1.75%, 6/1/23 (a)(b)	1,707,631
920	Five9, Inc., 0.125%, 5/1/23 (a)(b)	916,474
1,140	Guidewire Software, Inc., 1.25%, 3/15/25 (g)	1,138,660
1,670	MINDBODY, Inc., 0.375%, 6/1/23 (a)(b)	1,647,361
780	MongoDB, Inc., 0.75%, 6/15/24 (a)(b)	799,127
815	New Relic, Inc., 0.50%, 5/1/23 (a)(b)(g)	885,950
700	Nice Systems, Inc., 1.25%, 1/15/24 (g)	964,883
640	Proofpoint, Inc., 0.75%, 6/15/20 (g)	923,897
1,000	PROS Holdings ,Inc., 2.00%, 6/1/47	989,500
845	RealPage, Inc., 1.50%, 11/15/22 (g)	1,193,186
1,435	ServiceNow, Inc., zero coupon, 6/1/22	1,978,822
1,905	Workday, Inc., 0.25%, 10/1/22 (a)(b)(g)	2,013,825
		23,726,251
	Telecommunications – 2.0%
495	Ciena Corp., 3.75%, 10/15/18 (g)	630,360
1,850	GCI Liberty, Inc., 1.75%, 9/30/46 (a)(b)	1,942,396
1,120	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(b)	843,908
440	Intelsat S.A., 4.50%, 6/15/25 (a)(b)	608,855
695	InterDigital, Inc., 1.50%, 3/1/20 (g)	841,297
		4,866,816
	Transportation – 3.1%
1,950	Air Transport Services Group, Inc., 1.125%, 10/15/24 (a)(b)(g)	1,905,911
985	Atlas Air Worldwide Holdings, Inc., 1.875%, 6/1/24 (g)	1,246,807

16 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Transportation (continued)
$1,925	Echo Global Logistics, Inc., 2.50%, 5/1/20 (g)	$2,130,659
1,755	Greenbrier Cos., Inc., 2.875%, 2/1/24 (g)	2,087,353
		7,370,730
Total Convertible Bonds & Notes (cost-$159,506,557)		161,644,765

Shares
Common Stock – 36.2%
	Aerospace & Defense – 0.8%
3,900	Boeing Co. (g)	1,389,570
2,600	Raytheon Co. (g)	514,878
		1,904,448
	Automobiles – 0.3%
72,600	Ford Motor Co. (g)	728,904
	Banks – 1.6%
58,200	Bank of America Corp.	1,797,216
18,400	JPMorgan Chase & Co. (g)	2,115,080
		3,912,296
	Beverages – 0.4%
9,000	PepsiCo, Inc.	1,035,000
	Biotechnology – 2.3%
13,200	AbbVie, Inc.	1,217,436
2,500	Biogen, Inc. (g)(i)	835,925
15,200	Gilead Sciences, Inc. (g)	1,183,016
1,843	Regeneron Pharmaceuticals, Inc. (g)(i)	678,242
9,000	Vertex Pharmaceuticals, Inc. (g)(i)	1,575,450
		5,490,069
	Building Products – 0.4%
24,752	Johnson Controls International PLC	928,448
	Chemicals – 0.6%
16,600	Chemours Co.	760,446
11,400	DowDuPont, Inc.	783,978
		1,544,424
	Construction & Engineering – 0.3%
15,300	Fluor Corp. (g)	784,125
	Diversified Telecommunication Services – 0.1%
32,499	Frontier Communications Corp.	169,645
	Electronic Equipment, Instruments & Components – 0.4%
9,600	Amphenol Corp., Class A	897,696
	Energy Equipment & Services – 0.4%
12,800	Schlumberger Ltd. (g)	864,256

July 31, 2018 | Semi-Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Shares		Value
	Food & Staples Retailing – 1.5%
6,800	Costco Wholesale Corp.	$1,487,228
37,600	Kroger Co. (g)	1,090,400
16,700	Walgreens Boots Alliance, Inc. (g)	1,129,254
		3,706,882
	Healthcare Equipment & Supplies – 1.2%
21,400	Baxter International, Inc. (g)	1,550,430
2,600	Intuitive Surgical, Inc. (g)(i)	1,321,294
		2,871,724
	Healthcare Providers & Services – 2.0%
20,825	Envision Healthcare Corp. (g)(i)	921,715
3,500	Laboratory Corp. of America Holdings (g)(i)	613,690
9,300	McKesson Corp. (g)	1,168,080
8,600	UnitedHealth Group, Inc.	2,177,692
		4,881,177
	Hotels, Restaurants & Leisure – 1.1%
8,100	McDonald’s Corp.	1,276,074
14,900	Starbucks Corp.	780,611
3,700	Wynn Resorts Ltd.	617,086
		2,673,771
	Household Durables – 0.4%
21,700	DR Horton, Inc. (g)	948,290
	Industrial Conglomerates – 0.6%
3,500	3M Co. (g)	743,120
4,200	Honeywell International, Inc.	670,530
		1,413,650
	Internet & Catalog Retail – 1.6%
1,500	Amazon.com, Inc. (g)(i)	2,666,160
3,200	Netflix, Inc. (i)	1,079,840
		3,746,000
	Internet Software & Services – 2.5%
8,500	Alibaba Group Holding Ltd., ADR (g)(i)	1,591,455
2,200	Alphabet, Inc., Class A (g)(i)	2,699,884
9,900	Facebook, Inc., Class A (g)(i)	1,708,542
		5,999,881
	IT Services – 1.9%
6,000	International Business Machines Corp. (g)	869,580
14,800	PayPal Holdings, Inc. (g)(i)	1,215,672
18,400	Visa, Inc., Class A (g)	2,516,016
		4,601,268
	Machinery – 1.4%
13,300	Caterpillar, Inc.	1,912,540
9,500	Deere & Co.	1,375,505
		3,288,045

18 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Shares		Value
	Media – 1.2%
31,500	Comcast Corp., Class A	$1,127,070
13,573	LiveStyle, Inc. (d)(f)(i)(k)	1
15,900	Walt Disney Co. (g)	1,805,604
		2,932,675
	Multi-Line Retail – 0.7%
19,600	Target Corp. (g)	1,581,328
	Oil, Gas & Consumable Fuels – 1.1%
14,900	Occidental Petroleum Corp.	1,250,557
60,184	Southwestern Energy Co. (i)	309,346
9,500	Valero Energy Corp.	1,124,325
		2,684,228
	Pharmaceuticals – 1.4%
13,761	Allergan PLC	2,533,262
16,200	Bristol-Myers Squibb Co.	951,750
		3,485,012
	Road & Rail – 0.7%
11,800	Union Pacific Corp.	1,768,702
	Semiconductors & Semiconductor Equipment – 3.5%
6,200	Broadcom, Inc.	1,374,974
23,000	Intel Corp. (g)	1,106,300
25,300	Micron Technology, Inc. (g)(i)	1,335,587
8,100	NVIDIA Corp. (g)	1,983,366
17,200	QUALCOMM, Inc. (g)	1,102,348
13,500	Texas Instruments, Inc.	1,502,820
		8,405,395
	Software – 3.6%
8,400	Adobe Systems, Inc. (g)(i)	2,055,312
24,700	Microsoft Corp.	2,620,176
13,400	Oracle Corp.	638,912
12,400	Salesforce.com, Inc. (i)	1,700,660
4,500	ServiceNow, Inc. (g)(i)	791,820
8,900	Take-Two Interactive Software, Inc. (g)(i)	1,005,878
		8,812,758
	Specialty Retail – 0.8%
9,400	Home Depot, Inc.	1,856,688
	Technology Hardware, Storage & Peripherals – 1.4%
13,600	Apple, Inc.	2,587,944
10,800	NetApp, Inc.	837,216
		3,425,160
Total Common Stock (cost-$100,245,490)		87,341,945

July 31, 2018 | Semi-Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 28.2%
	Aerospace & Defense – 0.9%
$1,000	KLX, Inc., 5.875%, 12/1/22 (a)(b)(g)	$1,038,750
1,000	TransDigm, Inc., 6.50%, 5/15/25 (g)	1,022,800
		2,061,550
	Auto Manufacturers – 0.2%
435	Navistar International Corp., 6.625%, 11/1/25 (a)(b)(g)	456,750
	Banks – 0.3%
680	Royal Bank of Scotland Group PLC, 5.125%, 5/28/24 (g)	692,912
	Building Materials – 0.2%
565	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(b)(g)	555,819
	Chemicals – 1.5%
1,000	Chemours Co., 7.00%, 5/15/25 (g)	1,075,000
305	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)(g)	315,675
1,000	Platform Specialty Products Corp., 6.50%, 2/1/22 (a)(b)(g)	1,028,750
85	Trinseo Materials Operating SCA, 5.375%, 9/1/25 (a)(b)(g)	84,150
500	Tronox Finance PLC, 5.75%, 10/1/25 (a)(b)	483,125
720	Tronox, Inc., 6.50%, 4/15/26 (a)(b)(g)	718,200
		3,704,900
	Commercial Services – 1.6%
	Cardtronics, Inc. (g),
1,000	5.125%, 8/1/22	952,500
190	5.50%, 5/1/25 (a)(b)	170,050
350	Cenveo Corp., 6.00%, 5/15/24 (cost-$432,167; purchased 12/14/15) (a)(b)(c)(g)(h)	19,250
300	Gartner, Inc., 5.125%, 4/1/25 (a)(b)(g)	303,419
365	KAR Auction Services, Inc., 5.125%, 6/1/25 (a)(b)(g)	356,787
915	RR Donnelley & Sons Co., 6.00%, 4/1/24 (g)	923,006
	United Rentals North America, Inc. (g),
185	4.625%, 10/15/25	178,988
1,000	5.50%, 7/15/25	1,020,000
		3,924,000
	Computers – 0.4%
520	Dell International LLC, 7.125%, 6/15/24 (a)(b)(g)	559,118
500	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)(g)	473,125
		1,032,243
	Distribution/Wholesale – 0.4%
495	H&E Equipment Services, Inc., 5.625%, 9/1/25	490,050
365	Univar USA, Inc., 6.75%, 7/15/23 (a)(b)(g)	376,406
		866,456
	Diversified Financial Services – 1.7%
1,500	Community Choice Financial, Inc., 10.75%, 5/1/19	1,237,500
1,000	International Lease Finance Corp., 8.25%, 12/15/20 (g)	1,099,397
1,000	Nationstar Mortgage LLC, 7.875%, 10/1/20 (g)	1,020,250
700	Travelport Corporate Finance PLC, 6.00%, 3/15/26 (a)(b)(g)	714,000
		4,071,147

20 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Electric Utilities – 0.7%
$1,000	NRG Energy, Inc., 6.25%, 5/1/24 (g)	$1,033,750
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25 (g)	740,000
		1,773,750
	Engineering & Construction – 0.4%
500	AECOM, 5.875%, 10/15/24 (g)	526,250
435	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)(g)	432,825
		959,075
	Entertainment – 1.6%
885	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (g)	862,875
	Cedar Fair L.P.,
750	5.375%, 6/1/24 (g)	759,375
190	5.375%, 4/15/27	186,675
1,000	International Game Technology PLC, 6.25%, 2/15/22 (a)(b)(g)	1,040,000
1,000	Scientific Games International, Inc., 5.00%, 10/15/25 (a)(b)	964,980
		3,813,905
	Equity Real Estate Investment Trusts (REITs) – 0.1%
	CyrusOne L.P. (g),
210	5.00%, 3/15/24	211,313
60	5.375%, 3/15/27	59,700
		271,013
	Food & Beverage – 0.4%
495	Post Holdings, Inc., 5.75%, 3/1/27 (a)(b)(g)	483,862
450	SUPERVALU, Inc., 6.75%, 6/1/21	460,688
		944,550
	Food Service – 0.2%
390	Aramark Services, Inc., 5.00%, 2/1/28 (a)(b)(g)	377,208
	Healthcare-Products – 0.1%
260	Hill-Rom Holdings, Inc., 5.00%, 2/15/25 (a)(b)(g)	252,200
	Healthcare-Services – 1.6%
1,000	Community Health Systems, Inc., 6.875%, 2/1/22 (g)	495,000
800	DaVita, Inc., 5.125%, 7/15/24 (g)	780,000
145	Encompass Health Corp., 5.75%, 11/1/24 (g)	147,642
185	Envision Healthcare Corp., 6.25%, 12/1/24 (a)(b)(g)	197,950
1,000	HCA, Inc., 7.50%, 2/15/22 (g)	1,101,250
1,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (g)	1,068,750
		3,790,592
	Home Builders – 0.8%
375	Beazer Homes USA, Inc., 8.75%, 3/15/22 (g)	399,206
365	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)(b)(g)	369,928
1,000	KB Home, 8.00%, 3/15/20 (g)	1,065,000
		1,834,134
	Internet – 0.2%
305	Symantec Corp., 5.00%, 4/15/25 (a)(b)(g)	301,592
90	Zayo Group LLC, 5.75%, 1/15/27 (a)(b)(g)	89,325
		390,917

July 31, 2018 | Semi-Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Iron/Steel – 0.2%
	AK Steel Corp. (g),
$205	7.00%, 3/15/27	$195,263
265	7.50%, 7/15/23	274,937
		470,200
	Lodging – 0.8%
1,000	MGM Resorts International, 6.625%, 12/15/21 (g)	1,068,170
1,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)(g)	990,000
		2,058,170
	Machinery-Construction & Mining – 0.1%
360	Terex Corp., 5.625%, 2/1/25 (a)(b)(g)	360,108
	Machinery-Diversified – 0.1%
250	Tennant Co., 5.625%, 5/1/25 (g)	250,000
	Media – 2.3%
1,000	Cablevision Systems Corp., 8.00%, 4/15/20 (g)	1,051,550
	CCO Holdings LLC,
125	5.125%, 5/1/27 (a)(b)(g)	119,688
300	5.50%, 5/1/26 (a)(b)	295,500
500	5.75%, 1/15/24 (g)	506,250
1,000	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22, Ser. B (g)	1,025,000
425	CSC Holdings LLC, 6.75%, 11/15/21 (g)	444,125
750	DISH DBS Corp., 5.875%, 7/15/22 (g)	704,062
500	LIN Television Corp., 5.875%, 11/15/22 (g)	510,625
415	McClatchy Co., 9.00%, 12/15/22	436,538
440	Meredith Corp., 6.875%, 2/1/26 (a)(b)	444,400
		5,537,738
	Metal Fabricate/Hardware – 0.1%
270	Park-Ohio Industries, Inc., 6.625%, 4/15/27 (g)	274,050
	Mining – 0.8%
305	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(b)(g)	325,969
695	Constellium NV, 6.625%, 3/1/25 (a)(b)(g)	710,422
560	Freeport-McMoRan, Inc., 3.55%, 3/1/22 (g)	543,900
	Hudbay Minerals, Inc. (a)(b)(g),
80	7.25%, 1/15/23	82,700
270	7.625%, 1/15/25	280,462
		1,943,453
	Miscellaneous Manufacturing – 0.1%
285	Koppers, Inc., 6.00%, 2/15/25 (a)(b)(g)	286,283
	Oil, Gas & Consumable Fuels – 2.4%
235	AmeriGas Partners L.P., 5.875%, 8/20/26 (g)	229,712
250	Callon Petroleum Co., 6.125%, 10/1/24 (g)	255,000
560	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21 (g)	557,200
1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (g)	1,022,500
1,000	Chesapeake Energy Corp., 6.625%, 8/15/20 (g)	1,045,000
1,000	CVR Refining LLC, 6.50%, 11/1/22 (g)	1,027,500

22 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels (continued)
$45	Noble Holding International Ltd., 7.75%, 1/15/24 (g)	$43,875
1,000	Sanchez Energy Corp., 6.125%, 1/15/23 (g)	693,750
	Sunoco L.P. (a)(b)(g),
300	5.50%, 2/15/26	286,125
170	5.875%, 3/15/28	160,225
320	Transocean, Inc., 7.50%, 1/15/26 (a)(b)(g)	328,000
165	Weatherford International Ltd., 8.25%, 6/15/23 (g)	164,175
		5,813,062
	Pharmaceuticals – 1.0%
615	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)(g)	524,287
1,000	Horizon Pharma, Inc., 6.625%, 5/1/23 (g)	1,012,500
1,000	Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 (a)(b)(g)	941,250
		2,478,037
	Pipelines – 0.9%
1,000	Energy Transfer Equity L.P., 5.875%, 1/15/24 (g)	1,042,500
1,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24 (g)	1,079,185
		2,121,685
	Real Estate – 0.8%
500	Equinix, Inc., 5.375%, 1/1/22 (g)	518,125
1,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (g)	980,000
360	Uniti Group L.P., 8.25%, 10/15/23 (g)	338,400
		1,836,525
	Retail – 0.8%
1,000	Conn’s, Inc., 7.25%, 7/15/22	992,500
300	L Brands, Inc., 6.875%, 11/1/35 (g)	260,250
56	Men’s Wearhouse, Inc., 7.00%, 7/1/22 (g)	57,826
1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)(g)	635,000
		1,945,576
	Semiconductors – 0.8%
1,000	Amkor Technology, Inc., 6.375%, 10/1/22 (g)	1,022,500
500	Qorvo, Inc., 7.00%, 12/1/25 (g)	543,750
400	Sensata Technologies BV, 5.625%, 11/1/24 (a)(b)(g)	416,500
		1,982,750
	Software – 0.4%
800	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)(g)	796,000
230	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)(g)	232,875
		1,028,875
	Telecommunications – 3.2%
700	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (g)	733,257
800	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(g)	716,000
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (g)	937,800
700	Frontier Communications Corp., 10.50%, 9/15/22 (g)	638,750
355	GTT Communications, Inc., 7.875%, 12/31/24 (a)(b)(g)	353,225
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (g)	1,076,250

July 31, 2018 | Semi-Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
$500	Level 3 Financing, Inc., 5.375%, 5/1/25 (g)	$488,750
915	Sprint Communications, Inc., 6.00%, 11/15/22 (g)	927,298
365	Sprint Corp., 7.625%, 3/1/26 (g)	378,574
1,000	T-Mobile USA, Inc., 4.75%, 2/1/28 (g)	928,450
1,080	Windstream Services LLC, 6.375%, 8/1/23 (a)(b)(g)	645,300
		7,823,654
	Transportation – 0.1%
150	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)(g)	154,688
Total Corporate Bonds & Notes (cost-$70,776,649)		68,137,975

Shares
Convertible Preferred Stock – 9.3%
	Banks – 1.9%
2,000	Bank of America Corp., 7.25%, Ser. L (e)	2,544,480
1,585	Wells Fargo & Co., 7.50%, Ser. L (e)(g)	2,011,365
		4,555,845
	Commercial Services & Supplies – 0.5%
23,485	Stericycle, Inc., 5.25%, 9/15/18 (g)	1,233,432
	Diversified Financial Services – 0.7%
8,095	2017 Mandatory Exchangeable Trust, 5.188%, 12/1/20 (a)(b)(g)	1,017,976
12,550	AMG Capital Trust II, 5.15%, 10/15/37 (g)	754,883
		1,772,859
	Electric Utilities – 0.8%
34,450	NextEra Energy, Inc., 6.123%, 9/1/19 (g)	1,972,262
	Electronics – 0.8%
1,720	Fortive Corp., 5.00%, 7/1/21, Ser. A	1,820,190
	Equity Real Estate Investment Trusts (REITs) – 0.8%
1,700	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A (g)	1,834,071
	Hand/Machine Tools – 0.7%
14,380	Stanley Black & Decker, Inc., 5.375%, 5/15/20 (g)	1,639,464
	Healthcare-Products – 1.2%
45,920	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A (g)	2,903,843
	Insurance – 0.2%
3,995	Assurant, Inc., 6.50%, 3/15/21, Ser. D	467,415
	Metal Fabricate/Hardware – 0.6%
22,895	Rexnord Corp., 5.75%, 11/15/19, Ser. A (g)	1,462,304
	Oil, Gas & Consumable Fuels – 0.7%
23,355	Hess Corp., 8.00%, 2/1/19 (g)	1,703,981
	Pharmaceuticals – 0.4%
2,310	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (g)	1,019,518
Total Convertible Preferred Stock (cost-$24,240,009)		22,385,184

24 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Shares		Value
Preferred Stock (a)(d)(f)(i)(k) – 0.5%
	Media – 0.5%
533	LiveStyle, Inc., Ser. A	$72,515
11,496	LiveStyle, Inc., Ser. B	1,149,600
1,250	LiveStyle, Inc., Ser. B	12
Total Preferred Stock (cost-$2,429,940)		1,222,127

Units
Warrants (d)(f)(i) – 0.0%
	Commercial Services – 0.0%
37,000	Cenveo, Inc., strike price $12.00, expires 6/10/24 (b)	1
	Media – 0.0%
3,000	LiveStyle, Inc., expires 11/30/21, Ser. C (a)(k)	–
Total Warrants (cost-$10,113)		1

Principal Amount (000s)
Repurchase Agreements – 3.9%
$9,495	State Street Bank and Trust Co., dated 7/31/18, 0.35%, due 8/1/18, proceeds $9,495,092; collateralized by U.S. Treasury Bonds, 2.875%, due 7/31/25, valued at $9,685,725 including accrued interest (cost-$9,495,000)	9,495,000
Total Investments, before options written (cost-$366,703,758) – 145.1%		350,226,997
Total Options Written – (0.0)% (premiums received-$64,122) (i)(j)(l)		(26,579)
Total Investments, net of options written (cost-$366,639,636) – 145.1%		350,200,418
Other liabilities in excess of other assets – (45.1)%		(108,889,670)
Net Assets – 100.0%		$241,310,748

July 31, 2018 | Semi-Annual Report 25

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $98,162,549, representing 40.7% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $96,752,028, representing 40.1% of net assets.

(c)          In default.

(d)         Fair-Valued–Securities with an aggregate value of $1,303,466, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for options written and long-term and short-term loan financing.

(h)         Restricted. The cost of such security is $432,167. The value is $19,250, representing less than 0.05% of net assets.

(i)             Non-income producing.

(j)            Exchange traded-Chicago Board Options Exchange.

(k)         A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.5% of net assets.

(l)             Exchange traded option contracts outstanding at July 31, 2018:

Options written contracts outstanding at July 31, 2018:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
3M Co.	215.00 USD	8/17/18	(13)	$(1,300)	$(2,483)	$(922)	$(1,561)
Adobe Systems, Inc.	265.00 USD	8/17/18	(42)	(4,200)	(1,806)	(1,943)	137
Alibaba Group Holding Ltd.	210.00 USD	8/17/18	(40)	(4,000)	(1,100)	(2,523)	1,423
Alphabet, Inc.	1,310.00 USD	8/17/18	(11)	(1,100)	(2,585)	(6,083)	3,498
Amazon.com, Inc.	2,000.00 USD	8/17/18	(5)	(500)	(487)	(6,815)	6,328
Apple, Inc.	205.00 USD	8/17/18	(40)	(4,000)	(2,500)	(2,470)	(30)
Boeing Co.	380.00 USD	8/17/18	(20)	(2,000)	(780)	(3,459)	2,679
DR Horton, Inc.	48.00 USD	9/21/18	(68)	(6,800)	(2,788)	(2,934)	146
Facebook, Inc.	200.00 USD	8/17/18	(55)	(5,500)	(412)	(6,036)	5,624
Intel Corp.	56.00 USD	8/17/18	(140)	(14,000)	(280)	(4,206)	3,926
Intuitive Surgical, Inc.	565.00 USD	8/17/18	(13)	(1,300)	(488)	(3,484)	2,996
JPMorgan Chase & Co.	125.00 USD	9/21/18	(90)	(9,000)	(2,925)	(3,355)	430
Laboratory Corp. of America Holdings	195.00 USD	8/17/18	(10)	(1,000)	(50)	(1,370)	1,320
Micron Technology, Inc.	62.50 USD	9/21/18	(65)	(6,500)	(3,998)	(4,254)	256
NVIDIA Corp.	280.00 USD	8/17/18	(42)	(4,200)	(2,520)	(2,653)	133
ServiceNow, Inc.	205.00 USD	8/17/18	(17)	(1,700)	(212)	(1,674)	1,462
Take-Two Interactive Software, Inc.	145.00 USD	8/17/18	(45)	(4,500)	(225)	(4,768)	4,543
Vertex Pharmaceuticals, Inc.	195.00 USD	8/17/18	(25)	(2,500)	(625)	(2,273)	1,648
Visa, Inc.	150.00 USD	8/17/18	(70)	(7,000)	(315)	(2,900)	2,585
Total options written contracts					$(26,579)	$(64,122)	$37,543

(m)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

26 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/18
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	$–	$1,873,457	$81,337	$1,954,794
All Other	–	159,689,971	–	159,689,971
Common Stock:
Media	2,932,674	–	1	2,932,675
All Other	84,409,270	–	–	84,409,270
Corporate Bonds & Notes	–	68,137,975	–	68,137,975
Convertible Preferred Stock:
Diversified Financial Services	–	1,772,859	–	1,772,859
Electronics	–	1,820,190	–	1,820,190
Equity Real Estate Investment Trusts (REITs)	–	1,834,071	–	1,834,071
Hand/Machine Tools	–	1,639,464	–	1,639,464
Healthcare-Products	–	2,903,843	–	2,903,843
Pharmaceuticals	–	1,019,518	–	1,019,518
All Other	11,395,239	–	–	11,395,239
Preferred Stock	–	–	1,222,127	1,222,127
Warrants	–	–	1	1
Repurchase Agreements	–	9,495,000	–	9,495,000
	98,737,183	250,186,348	1,303,466	350,226,997
Investments in Securities – Liabilities
Options Written:
Market Price	(26,579)	–	–	(26,579)
Totals	$98,710,604	$250,186,348	$1,303,466	$350,200,418

At July 31, 2018, a security valued at $1,639,464 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange-traded closing price at January, 31 2018, which was not available on July 31, 2018.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2018, was as follows:

	Beginning Balance 1/31/18	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 7/31/18
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	$81,337	–	$(2,486	)†	$610	$–	$1,876	–	$–	$81,337
Common Stock:
Media	1	–	–		–	–	–	–	–	1

July 31, 2018 | Semi-Annual Report 27

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

	Beginning Balance 1/31/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 7/31/18
Convertible Preferred Stock:
Equity Real Estate Investment Trusts (REITs)	$1,911,225	–	$–	$–	$–	$(77,154)	–	$(1,834,071)	$–
Preferred Stock	1,274,413	–	(97,458)	–	27,557	17,615	–	–	1,222,127
Warrants	1,643	–	–	–	–	(1,642)	–	–	1
Totals	$3,268,619	–	$(99,944)	$610	$27,557	$(59,305)	–	$(1,834,071)	$1,303,466

*      Transferred out of Level 3 and into Level 2. This transfer was a result of a security with an evaluated mean price at July 31, 2018, which was not available at January 31, 2018.

†      Issued or removed via corporate action.

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2018:

	Ending Balance at 7/31/18	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets
Preferred Stock	$1,222,127	Market and Company Comparables	EV Multiples Applicable Liquidity Multiple Illiquidity Discount	0.72x(0.36x – 1.12x) 1.60 30%

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2018, was $19,446. The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(n)  The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2018:

Location	Market Price
Liability derivatives:
Options written, at value	$(26,579)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2018:

Location	Market Price
Net realized gain on:
Options written	$153,283
Net change in unrealized appreciation/depreciation of:
Options written	$61,246

28 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2018 (unaudited) (continued)

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended July 31, 2018 was 1,365 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
REIT	-	Real Estate Investment Trust

See accompanying Notes to Financial Statements | July 31, 2018 | Semi-Annual Report 29

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited)

Shares		Value
Common Stock – 65.7%
	Aerospace & Defense – 1.5%
20,600	Boeing Co. (g)	$7,339,780
13,900	Raytheon Co.	2,752,617
		10,092,397
	Automobiles – 0.7%
465,300	Ford Motor Co.	4,671,612
	Banks – 3.0%
297,900	Bank of America Corp.	9,199,152
95,700	JPMorgan Chase & Co. (g)	11,000,715
		20,199,867
	Beverages – 0.8%
45,800	PepsiCo, Inc.	5,267,000
	Biotechnology – 3.9%
78,700	AbbVie, Inc.	7,258,501
9,700	Biogen, Inc. (i)	3,243,389
91,000	Gilead Sciences, Inc.	7,082,530
46,800	Vertex Pharmaceuticals, Inc. (g)(i)	8,192,340
		25,776,760
	Building Products – 0.8%
133,544	Johnson Controls International PLC	5,009,236
	Chemicals – 0.8%
46,400	Chemours Co.	2,125,584
43,600	DowDuPont, Inc.	2,998,372
		5,123,956
	Construction & Engineering – 0.1%
13,000	Fluor Corp.	666,250
	Diversified Telecommunication Services – 0.0%
57,205	Frontier Communications Corp.	298,610
	Electric Utilities – 0.5%
85,560	Exelon Corp.	3,636,300
	Electronic Equipment, Instruments & Components – 0.7%
48,000	Amphenol Corp., Class A	4,488,480
	Energy Equipment & Services – 1.7%
103,271	Baker Hughes a GE Co.	3,571,111
53,600	National Oilwell Varco, Inc.	2,606,032
72,000	Schlumberger Ltd.	4,861,440
		11,038,583
	Food & Staples Retailing – 2.7%
34,500	Costco Wholesale Corp.	7,545,495
182,400	Kroger Co.	5,289,600
74,100	Walgreens Boots Alliance, Inc.	5,010,642
		17,845,737

30 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

Shares		Value
	Healthcare Equipment & Supplies – 2.0%
93,300	Baxter International, Inc.	$6,759,585
12,700	Intuitive Surgical, Inc. (g)(i)	6,454,013
		13,213,598
	Healthcare Providers & Services – 2.9%
12,000	Laboratory Corp. of America Holdings (g)(i)	2,104,080
46,400	McKesson Corp.	5,827,840
44,400	UnitedHealth Group, Inc.	11,242,968
		19,174,888
	Hotels, Restaurants & Leisure – 2.0%
46,400	McDonald’s Corp.	7,309,856
78,100	Starbucks Corp.	4,091,659
11,000	Wynn Resorts Ltd.	1,834,580
		13,236,095
	Household Durables – 0.7%
111,900	DR Horton, Inc. (g)	4,890,030
	Industrial Conglomerates – 1.3%
17,800	3M Co. (g)	3,779,296
122,459	General Electric Co.	1,669,116
22,200	Honeywell International, Inc.	3,544,230
		8,992,642
	Internet & Catalog Retail – 2.8%
7,400	Amazon.com, Inc. (g)(i)	13,153,056
16,900	Netflix, Inc. (i)	5,702,905
		18,855,961
	Internet Software & Services – 4.7%
44,800	Alibaba Group Holding Ltd., ADR (g)(i)	8,387,904
11,200	Alphabet, Inc., Class A (g)(i)	13,744,864
51,700	Facebook, Inc., Class A (g)(i)	8,922,386
		31,055,154
	IT Services – 3.7%
37,200	International Business Machines Corp.	5,391,396
77,900	PayPal Holdings, Inc. (i)	6,398,706
96,000	Visa, Inc., Class A (g)	13,127,040
		24,917,142
	Machinery – 2.7%
68,900	Caterpillar, Inc.	9,907,820
58,000	Deere & Co.	8,397,820
		18,305,640
	Media – 2.4%
158,700	Comcast Corp., Class A	5,678,286
88,200	Walt Disney Co. (g)	10,015,992
		15,694,278
	Multi-Line Retail – 1.4%
118,000	Target Corp.	9,520,240

July 31, 2018 | Semi-Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 2.1%
77,900	Occidental Petroleum Corp.	$6,538,147
86,739	Southwestern Energy Co. (i)	445,838
49,700	Valero Energy Corp.	5,881,995
76,588	WPX Energy, Inc. (i)	1,437,557
		14,303,537
	Pharmaceuticals – 1.2%
10,775	Allergan PLC	1,983,570
99,100	Bristol-Myers Squibb Co.	5,822,125
		7,805,695
	Road & Rail – 1.2%
53,700	Union Pacific Corp.	8,049,093
	Semiconductors & Semiconductor Equipment – 7.0%
31,600	Broadcom, Inc.	7,007,932
121,300	Intel Corp. (g)	5,834,530
139,000	Micron Technology, Inc. (g)(i)	7,337,810
43,300	NVIDIA Corp. (g)	10,602,438
128,100	QUALCOMM, Inc.	8,209,929
70,500	Texas Instruments, Inc. (g)	7,848,060
		46,840,699
	Software – 6.5%
46,300	Adobe Systems, Inc. (g)(i)	11,328,684
128,700	Microsoft Corp.	13,652,496
70,800	Oracle Corp.	3,375,744
35,200	Salesforce.com, Inc. (i)	4,827,680
24,300	ServiceNow, Inc. (g)(i)	4,275,828
51,400	Take-Two Interactive Software, Inc. (g)(i)	5,809,228
		43,269,660
	Specialty Retail – 1.5%
51,700	Home Depot, Inc.	10,211,784
	Technology Hardware, Storage & Peripherals – 2.4%
72,400	Apple, Inc.	13,776,996
29,200	NetApp, Inc.	2,263,584
		16,040,580
Total Common Stock (cost-$482,045,400)		438,491,504

Principal Amount (000s)
Convertible Bonds & Notes – 25.7%
	Aerospace & Defense – 0.3%
$1,635	Arconic, Inc., 1.625%, 10/15/19	1,687,773
	Auto Components – 0.3%
1,725	Meritor, Inc., 3.25%, 10/15/37 (a)(b)	1,716,842

32 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Auto Manufacturers – 0.6%
	Tesla, Inc.,
$3,130	0.25%, 3/1/19	$3,231,882
710	2.375%, 3/15/22	766,716
		3,998,598
	Biotechnology – 1.9%
	BioMarin Pharmaceutical, Inc.,
2,650	0.599%, 8/1/24	2,802,953
1,210	1.50%, 10/15/20	1,484,985
1,240	Exact Sciences Corp., 1.00%, 1/15/25	1,290,673
1,500	Illumina, Inc., 0.50%, 6/15/21	2,134,824
590	Innoviva, Inc., 2.50%, 8/15/25 (a)(b)	627,634
1,060	Insmed, Inc., 1.75%, 1/15/25	997,495
325	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	323,521
1,345	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23 (a)(b)	1,428,290
1,205	Medicines Co., 2.75%, 7/15/23	1,275,733
535	PTC Therapeutics, Inc., 3.00%, 8/15/22	555,023
		12,921,131
	Commercial Services – 0.5%
965	Macquarie Infrastructure Corp., 2.875%, 7/15/19	960,182
2,300	Square, Inc., 0.50%, 5/15/23 (a)(b)	2,523,344
		3,483,526
	Computers – 1.1%
1,500	Electronics For Imaging, Inc., 0.75%, 9/1/19	1,496,720
345	Lumentum Holdings, Inc., 0.25%, 3/15/24	387,644
1,500	Nutanix, Inc., zero coupon, 1/15/23 (a)(b)	1,793,748
1,570	Pure Storage, Inc., 0.125%, 4/15/23 (a)(b)	1,661,548
2,125	Western Digital Corp., 1.50%, 2/1/24 (a)(b)	2,084,959
		7,424,619
	Diversified Financial Services – 0.9%
	Encore Capital Group, Inc.,
2,000	2.875%, 3/15/21	1,849,958
410	3.25%, 3/15/22	406,389
925	LendingTree, Inc., 0.625%, 6/1/22	1,205,002
2,765	PRA Group, Inc., 3.00%, 8/1/20	2,670,285
		6,131,634
	Electric Utilities – 0.1%
430	NRG Energy, Inc., 2.75%, 6/1/48 (a)(b)	419,165
	Electrical Equipment – 0.1%
1,155	SunPower Corp., 4.00%, 1/15/23	930,444
	Electronics – 0.2%
1,370	OSI Systems, Inc., 1.25%, 9/1/22	1,328,993
	Energy-Alternate Sources – 0.2%
	SunEdison, Inc. (a)(b)(d)(f),
4,000	2.625%, 6/1/23	90,000

July 31, 2018 | Semi-Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Energy-Alternate Sources (continued)
$1,000	3.375%, 6/1/25	$22,500
1,170	Tesla Energy Operations, Inc., 1.625%, 11/1/19	1,052,012
		1,164,512
	Engineering & Construction – 0.4%
870	Dycom Industries, Inc., 0.75%, 9/15/21	971,472
1,430	Tutor Perini Corp., 2.875%, 6/15/21	1,424,303
		2,395,775
	Entertainment – 0.4%
1,675	Live Nation Entertainment, Inc., 2.50%, 3/15/23 (a)(b)	1,763,738
1,050	Marriott Vacations Worldwide Corp., 1.50%, 9/15/22 (a)(b)	1,088,977
		2,852,715
	Equity Real Estate Investment Trusts (REITs) – 0.8%
1,900	IH Merger Sub LLC, 3.50%, 1/15/22	2,102,171
1,035	Spirit Realty Capital, Inc., 2.875%, 5/15/19	1,026,735
2,000	Two Harbors Investment Corp., 6.25%, 1/15/22	2,065,308
		5,194,214
	Healthcare-Products – 0.9%
1,055	Insulet Corp., 1.375%, 11/15/24 (a)(b)	1,150,751
1,665	NuVasive, Inc., 2.25%, 3/15/21	1,893,660
2,705	Wright Medical Group, Inc., 1.625%, 6/15/23 (a)(b)	2,676,021
		5,720,432
	Insurance – 0.2%
1,160	AXA S.A., 7.25%, 5/15/21 (a)(b)	1,270,590
	Internet – 3.6%
2,070	Altaba, Inc., zero coupon, 12/1/18	2,824,080
3,280	Booking Holdings, Inc., 0.35%, 6/15/20	5,087,047
	FireEye, Inc.,
940	0.875%, 6/1/24 (a)(b)	893,401
1,200	1.625%, 6/1/35, Ser. B	1,096,660
1,870	IAC FinanceCo., Inc., 0.875%, 10/1/22 (a)(b)	2,115,479
1,380	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	1,403,322
1,000	Okta, Inc., 0.25%, 2/15/23 (a)(b)	1,219,632
	Palo Alto Networks, Inc.,
585	zero coupon, 7/1/19	1,050,476
1,795	0.75%, 7/1/23 (a)(b)	1,771,735
1,700	Pandora Media, Inc., 1.75%, 12/1/23	1,673,650
895	Twilio, Inc., 0.25%, 6/1/23 (a)(b)	942,892
	Twitter, Inc.,
1,100	0.25%, 9/15/19	1,060,034
1,130	0.25%, 6/15/24 (a)(b)	1,030,652
1,100	1.00%, 9/15/21	1,022,552
650	Wayfair, Inc., 0.375%, 9/1/22 (a)(b)	792,430
		23,984,042

34 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Iron/Steel – 0.2%
$695	Allegheny Technologies, Inc., 4.75%, 7/1/22	$1,436,785
	Lodging – 0.3%
1,275	Caesars Entertainment Corp., 5.00%, 10/1/24	2,293,610
	Machinery-Diversified – 0.2%
925	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	1,323,954
	Media – 1.6%
	DISH Network Corp.,
1,385	2.375%, 3/15/24	1,210,004
3,780	3.375%, 8/15/26	3,443,410
865	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	942,296
	Liberty Media Corp.,
1,205	1.00%, 1/30/23	1,363,445
1,485	1.375%, 10/15/23	1,882,683
1,990	2.125%, 3/31/48 (a)(b)	2,009,329
		10,851,167
	Oil, Gas & Consumable Fuels – 1.3%
2,235	Chesapeake Energy Corp., 5.50%, 9/15/26	2,227,913
750	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	830,818
2,000	Nabors Industries, Inc., 0.75%, 1/15/24	1,569,780
1,500	SM Energy Co., 1.50%, 7/1/21	1,580,700
950	Transocean, Inc., 0.50%, 1/30/23	1,321,805
1,065	Weatherford International Ltd., 5.875%, 7/1/21	1,056,751
		8,587,767
	Pharmaceuticals – 1.2%
	Jazz Investments I Ltd.,
1,285	1.50%, 8/15/24 (a)(b)	1,338,674
1,900	1.875%, 8/15/21	2,058,046
1,045	Neurocrine Biosciences, Inc., 2.25%, 5/15/24	1,534,064
195	Paratek Pharmaceuticals, Inc., 4.75%, 5/1/24 (a)(b)	186,856
1,055	Sarepta Therapeutics, Inc., 1.50%, 11/15/24 (a)(b)	1,842,430
270	TESARO, Inc., 3.00%, 10/1/21	343,448
1,115	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C	1,052,024
		8,355,542
	Pipelines – 0.5%
4,000	Cheniere Energy, Inc., 4.25%, 3/15/45	3,148,032
	Retail – 0.1%
1,020	RH, zero coupon, 6/15/23 (a)(b)	940,524
	Semiconductors – 3.9%
790	Advanced Micro Devices, Inc., 2.125%, 9/1/26	1,884,858
	Cypress Semiconductor Corp.,
2,340	2.00%, 2/1/23 (a)(b)	2,543,533
215	4.50%, 1/15/22	311,225
1,300	Intel Corp., 3.25%, 8/1/39	3,016,268

July 31, 2018 | Semi-Annual Report 35

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Semiconductors (continued)
$5,750	Microchip Technology, Inc., 1.625%, 2/15/27	$6,873,038
2,135	Micron Technology, Inc., 3.00%, 11/15/43, Ser. G	3,859,913
375	Novellus Systems, Inc., 2.625%, 5/15/41	2,145,600
1,590	ON Semiconductor Corp., 1.625%, 10/15/23	1,997,477
1,725	Silicon Laboratories, Inc., 1.375%, 3/1/22	2,029,463
485	Synaptics, Inc., 0.50%, 6/15/22	480,948
870	Veeco Instruments, Inc., 2.70%, 1/15/23	774,384
		25,916,707
	Software – 2.6%
1,335	Akamai Technologies, Inc., 0.125%, 5/1/25 (a)(b)	1,343,925
1,095	Alteryx, Inc., 0.50%, 6/1/23 (a)(b)	1,207,398
1,130	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(b)	1,120,308
2,380	Citrix Systems, Inc., 0.50%, 4/15/19	3,626,025
1,055	Evolent Health, Inc., 2.00%, 12/1/21	1,174,464
510	New Relic, Inc., 0.50%, 5/1/23 (a)(b)	554,398
	Nuance Communications, Inc.,
1,075	1.00%, 12/15/35	973,024
1,750	1.25%, 4/1/25	1,677,862
820	Proofpoint, Inc., 0.75%, 6/15/20	1,183,743
1,070	ServiceNow, Inc., zero coupon, 11/1/18	2,541,352
2,080	Workday, Inc., 0.25%, 10/1/22 (a)(b)	2,198,822
		17,601,321
	Telecommunications – 0.8%
540	Ciena Corp., 3.75%, 10/15/18	687,665
1,470	Finisar Corp., 0.50%, 12/15/36	1,327,550
1,410	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(b)	1,062,419
1,980	Viavi Solutions, Inc., 1.00%, 3/1/24	1,976,535
		5,054,169
	Transportation – 0.5%
1,380	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	1,629,262
325	Echo Global Logistics, Inc., 2.50%, 5/1/20	359,722
1,125	Greenbrier Cos., Inc., 2.875%, 2/1/24	1,338,047
		3,327,031
Total Convertible Bonds & Notes (cost-$167,066,480)		171,461,614

Shares
Convertible Preferred Stock – 5.7%
	Banks – 1.5%
3,400	Bank of America Corp., 7.25%, Ser. L (e)	4,325,616
4,335	Wells Fargo & Co., 7.50%, Ser. L (e)	5,501,115
		9,826,731
	Commercial Services & Supplies – 0.2%
29,890	Stericycle, Inc., 5.25%, 9/15/18	1,569,823

36 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

Shares		Value
	Electric Utilities – 0.4%
50,000	NextEra Energy, Inc., 6.123%, 9/1/19	$2,862,500
	Electronic Equipment, Instruments & Components – 0.1%
10,350	Belden, Inc., 6.75%, 7/15/19	910,593
	Electronics – 0.3%
1,760	Fortive Corp., 5.00%, 7/1/21, Ser. A	1,862,520
	Equity Real Estate Investment Trusts (REITs) – 0.7%
2,510	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	2,707,952
32,170	Welltower, Inc., 6.50%, Ser. I (e)	1,910,576
		4,618,528
	Food & Beverage – 0.2%
8,430	Post Holdings, Inc., 2.50% (e)	1,352,261
	Gas Utilities – 0.4%
42,965	South Jersey Industries, Inc., 7.25%, 4/15/21	2,355,771
	Hand/Machine Tools – 0.3%
19,595	Stanley Black & Decker, Inc., 5.375%, 5/15/20	2,234,026
	Healthcare-Products – 0.5%
57,500	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	3,636,128
	Metal Fabricate/Hardware – 0.3%
25,935	Rexnord Corp., 5.75%, 11/15/19, Ser. A	1,656,468
	Multi-Utilities – 0.3%
17,705	Sempra Energy, 6.00%, 1/15/21, Ser. A	1,811,399
	Oil, Gas & Consumable Fuels – 0.3%
25,000	ATP Oil & Gas Corp., 8.00% (cost-$3,160,750; purchased 4/21/10) (a)(b)(e)(h)	3
47,840	Kinder Morgan, Inc., 9.75%, 10/26/18, Ser. A	1,604,601
8,860	Nabors Industries Ltd., 6.00%, 5/1/21	379,651
		1,984,255
	Pharmaceuticals – 0.2%
2,960	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	1,306,396
Total Convertible Preferred Stock (cost-$42,173,614)		37,987,399

Principal Amount (000s)
Corporate Bonds & Notes – 0.4%
	Oil, Gas & Consumable Fuels – 0.2%
$2,509	Cobalt International Energy, Inc., 7.75%, 12/1/23 (c)	1,437,356
	Pharmaceuticals – 0.2%
1,540	Herbalife Nutrition Ltd., 2.625%, 3/15/24 (a)(b)	1,602,276
Total Corporate Bonds & Notes (cost-$4,104,161)		3,039,632

July 31, 2018 | Semi-Annual Report 37

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
Repurchase Agreements – 2.6%
$17,187	State Street Bank and Trust Co., dated 7/31/18, 0.35%, due 8/1/18, proceeds $17,187,167; collateralized by U.S. Treasury Bonds, 2.875%, due 7/31/25, valued at $17,531,063 including accrued interest (cost-$17,187,000)	$17,187,000
Total Investments, before options written (cost-$712,576,655) – 100.1%		668,167,149
Total Options Written – (0.0)% (premiums received-$354,005) (i)(j)(k)		(139,387)
Total Investments, net of options written (cost-$712,222,650) – 100.1%		668,027,762
Other liabilities in excess of other assets – (0.1)%		(465,329)
Net Assets – 100.0%		$667,562,433

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $50,704,795, representing 7.6% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $50,704,795, representing 7.6% of net assets.

(c)          In default.

(d)         Fair-Valued–Securities with an aggregate value of $112,500, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)         Restricted. The cost of such security is $3,160,750. The value is $3, representing less than 0.05% of net assets.

(i)             Non-income producing.

(j)            Exchange traded-Chicago Board Options Exchange.

(k)         Exchange traded option contracts outstanding at July 31, 2018:

Options written contracts outstanding at July 31, 2018:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
3M Co.	215.00 USD	8/17/18	(53)	$(5,300)	$(10,123)	$(3,758)	$(6,365)
Adobe Systems, Inc.	265.00 USD	8/17/18	(232)	(23,200)	(9,976)	(10,735)	759
Alibaba Group Holding Ltd.	210.00 USD	8/17/18	(225)	(22,500)	(6,188)	(14,191)	8,003
Alphabet, Inc.	1,310.00 USD	8/17/18	(60)	(6,000)	(14,100)	(33,177)	19,077
Amazon.com, Inc.	2,000.00 USD	8/17/18	(30)	(3,000)	(2,925)	(40,888)	37,963
Apple, Inc.	205.00 USD	8/17/18	(185)	(18,500)	(11,563)	(11,426)	(137)
Boeing Co.	380.00 USD	8/17/18	(105)	(10,500)	(4,095)	(18,161)	14,066
DR Horton, Inc.	48.00 USD	9/21/18	(355)	(35,500)	(14,555)	(15,319)	764
Facebook, Inc.	200.00 USD	8/17/18	(260)	(26,000)	(1,950)	(28,535)	26,585
Intel Corp.	56.00 USD	8/17/18	(725)	(72,500)	(1,450)	(21,780)	20,330

38 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Intuitive Surgical, Inc.	565.00 USD	8/17/18	(65)	$(6,500)	$(2,437)	$(17,417)	$14,980
JPMorgan Chase & Co.	125.00 USD	9/21/18	(480)	(48,000)	(15,600)	(17,895)	2,295
Laboratory Corp. of America Holdings	195.00 USD	8/17/18	(30)	(3,000)	(150)	(4,109)	3,959
Micron Technology, Inc.	62.50 USD	9/21/18	(345)	(34,500)	(21,218)	(22,577)	1,359
NVIDIA Corp.	280.00 USD	8/17/18	(215)	(21,500)	(12,900)	(13,580)	680
ServiceNow, Inc.	205.00 USD	8/17/18	(92)	(9,200)	(1,150)	(9,060)	7,910
Take-Two Interactive Software, Inc.	145.00 USD	8/17/18	(260)	(26,000)	(1,300)	(27,550)	26,250
Texas Instruments, Inc.	121.00 USD	8/17/18	(425)	(42,500)	(2,975)	(16,984)	14,009
Vertex Pharmaceuticals, Inc.	195.00 USD	8/17/18	(120)	(12,000)	(3,000)	(10,912)	7,912
Visa, Inc.	150.00 USD	8/17/18	(385)	(38,500)	(1,732)	(15,951)	14,219
Total options written contracts					$(139,387)	$(354,005)	$214,618

(l)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/18
Investments in Securities – Assets
Common Stock	$438,491,504	$–	$–	$438,491,504
Convertible Bonds & Notes:
Energy-Alternate Sources	–	1,052,012	112,500	1,164,512
All Other	–	170,297,102	–	170,297,102
Convertible Preferred Stock:
Electronics	–	1,862,520	–	1,862,520
Equity Real Estate Investment Trusts (REITs)	1,910,576	2,707,952	–	4,618,528
Food & Beverage	–	1,352,261	–	1,352,261
Hand/Machine Tools	–	2,234,026	–	2,234,026
Healthcare-Products	–	3,636,128	–	3,636,128
Oil, Gas & Consumable Fuels	1,984,252	3	–	1,984,255
Pharmaceuticals	–	1,306,396	–	1,306,396
All Other	20,993,285	–	–	20,993,285
Corporate Bonds & Notes	–	3,039,632	–	3,039,632
Repurchase Agreements	–	17,187,000	–	17,187,000
	463,379,617	204,675,032	112,500	668,167,149
Investments in Securities – Liabilities
Options Written:
Market Price	(139,387)	–	–	(139,387)
Totals	$463,240,230	$204,675,032	$112,500	$668,027,762

At July 31, 2018, a security valued at $2,234,026 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange-traded closing price at January 31, 2018, which was not available on July 31, 2018.

July 31, 2018 | Semi-Annual Report 39

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2018 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2018, was as follows:

	Beginning Balance 1/31/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/18
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	$112,500	–	$(3,430)†	$10,245	$–	$(6,815)	–	$–	$112,500
Convertible Preferred Stock:
Equity Real Estate Investment Trusts (REITs)	3,125,415	–	(277,531)	–	92	(140,024)	–	(2,707,952)	–
Oil, Gas & Consumable Fuels	2	–	–	–	–	1	–	(3)	–
Totals	$3,237,917	–	$(280,961)	$10,245	$92	$(146,838)	–	$(2,707,955)	$112,500

*                  Transferred out of Level 3 and into Level 2. This transfer was a result of securities with an evaluated mean price at July 31, 2018, which was not available at January 31, 2018.

†                  Issued or removed via corporate action.

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2018, was $(6,815). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(m)  The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2018:

Location	Market Price
Liability derivatives:
Options written, at value	$(139,387)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2018:

Location	Market Price
Net realized gain on:
Options written	$718,218
Net change in unrealized appreciation/depreciation of:
Options written	$347,025

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended July 31, 2018 was 7,052 call options written contracts.

Glossary:

ADR  -  American Depositary Receipt

REIT  -  Real Estate Investment Trust

40 Semi-Annual Report | July 31, 2018 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

Shares		Value
Common Stock – 71.1%
	Aerospace & Defense – 2.9%
60,457	Lockheed Martin Corp.	$19,715,027
151,870	United Technologies Corp.	20,614,834
		40,329,861
	Automobiles – 1.2%
452,200	General Motors Co.	17,142,902
	Banks – 11.3%
644,200	Bank of America Corp.	19,892,896
40,011	BB&T Corp.	2,032,959
269,790	Citigroup, Inc.	19,395,203
464,580	Citizens Financial Group, Inc.	18,480,992
183,400	Comerica, Inc.	17,778,796
348,820	JPMorgan Chase & Co. (g)	40,096,859
291,280	SunTrust Banks, Inc.	20,992,550
364,640	U.S. Bancorp (g)	19,329,566
		157,999,821
	Biotechnology – 0.7%
107,790	AbbVie, Inc.	9,941,472
	Capital Markets – 2.6%
123,210	Ameriprise Financial, Inc.	17,948,001
368,570	Morgan Stanley (g)	18,634,899
		36,582,900
	Chemicals – 1.4%
183,010	Eastman Chemical Co.	18,963,496
	Communications Equipment – 1.3%
438,920	Cisco Systems, Inc.	18,561,927
	Containers & Packaging – 1.3%
348,580	International Paper Co.	18,729,203
	Diversified Telecommunication Services – 2.8%
577,491	AT&T, Inc. (g)	18,462,387
146,729	Frontier Communications Corp.	765,926
374,880	Verizon Communications, Inc.	19,358,803
		38,587,116
	Electric Utilities – 1.4%
233,560	Entergy Corp. (g)	18,983,757
	Electrical Equipment – 1.4%
241,670	Eaton Corp. PLC	20,099,694
	Energy Equipment & Services – 0.7%
147,400	Schlumberger Ltd.	9,952,448
	Food & Staples Retailing – 1.4%
214,540	Walmart, Inc. (g)	19,143,404
	Food Products – 2.5%
150,730	Ingredion, Inc.	15,268,949

July 31, 2018 | Semi-Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Shares		Value
	Food Products (continued)
464,200	Mondelez International, Inc., Class A	$20,136,996
		35,405,945
	Healthcare Equipment & Supplies – 2.8%
298,220	Abbott Laboratories	19,545,339
221,080	Medtronic PLC	19,948,048
		39,493,387
	Healthcare Providers & Services – 2.8%
79,090	Anthem, Inc.	20,009,770
170,290	Quest Diagnostics, Inc. (g)	18,343,639
		38,353,409
	Independent Power Producers & Energy Traders – 0.2%
121,218	Vistra Energy Corp. (i)	2,739,527
	Industrial Conglomerates – 1.5%
131,420	Honeywell International, Inc. (g)	20,981,203
	Insurance – 4.0%
209,120	Allstate Corp.	19,891,494
393,950	MetLife, Inc. (g)	18,019,273
125,780	Reinsurance Group of America, Inc.	17,797,870
		55,708,637
	Media – 1.5%
584,823	Comcast Corp., Class A	20,924,967
	Multi-Line Retail – 0.7%
125,078	Target Corp.	10,091,293
	Multi-Utilities – 1.4%
381,000	Public Service Enterprise Group, Inc. (g)	19,644,360
	Oil, Gas & Consumable Fuels – 9.9%
161,010	Chevron Corp.	20,330,733
264,820	ConocoPhillips	19,112,059
143,980	Magellan Midstream Partners L.P. (g)	10,332,005
229,929	Occidental Petroleum Corp.	19,297,941
549,460	Royal Dutch Shell PLC, Class A, ADR (g)	37,566,580
193,488	Southwestern Energy Co. (i)	994,528
235,400	TransCanada Corp.	10,581,230
142,650	Valero Energy Corp.	16,882,628
139,149	WPX Energy, Inc. (i)	2,611,827
		137,709,531
	Pharmaceuticals – 4.8%
20,721	Allergan PLC	3,814,529
223,109	Eli Lilly & Co.	22,045,400
154,500	Johnson & Johnson	20,474,340
527,194	Pfizer, Inc. (g)	21,050,857
		67,385,126
	Road & Rail – 1.5%
177,390	Kansas City Southern	20,625,135

42 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment – 2.1%
361,690	Intel Corp. (g)	$17,397,289
58,960	Lam Research Corp. (g)	11,240,134
		28,637,423
	Technology Hardware, Storage & Peripherals – 2.8%
105,710	Apple, Inc. (g)	20,115,556
827,790	HP, Inc. (g)	19,105,393
		39,220,949
	Textiles, Apparel & Luxury Goods – 1.4%
209,380	VF Corp.	19,277,617
	Tobacco – 0.8%
178,150	Altria Group, Inc.	10,453,842
Total Common Stock (cost-$906,732,471)		991,670,352

Principal Amount (000s)
Convertible Bonds & Notes – 21.8%
	Aerospace & Defense – 0.2%
$3,110	Arconic, Inc., 1.625%, 10/15/19	3,210,382
	Auto Manufacturers – 0.5%
	Tesla, Inc.,
5,615	0.25%, 3/1/19	5,797,768
1,290	2.375%, 3/15/22	1,393,048
		7,190,816
	Biotechnology – 1.7%
	BioMarin Pharmaceutical, Inc.,
5,050	0.599%, 8/1/24	5,341,476
2,290	1.50%, 10/15/20	2,810,425
2,265	Exact Sciences Corp., 1.00%, 1/15/25	2,357,559
2,820	Illumina, Inc., 0.50%, 6/15/21	4,013,469
1,120	Innoviva, Inc., 2.50%, 8/15/25 (a)(b)	1,191,442
1,940	Insmed, Inc., 1.75%, 1/15/25	1,825,604
625	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	622,155
2,430	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23 (a)(b)	2,580,480
2,295	Medicines Co., 2.75%, 7/15/23	2,429,717
965	PTC Therapeutics, Inc., 3.00%, 8/15/22	1,001,116
		24,173,443
	Commercial Services – 0.5%
1,835	Macquarie Infrastructure Corp., 2.875%, 7/15/19	1,825,840
4,140	Square, Inc., 0.50%, 5/15/23 (a)(b)	4,542,019
		6,367,859
	Computers – 1.0%
3,570	Electronics For Imaging, Inc., 0.75%, 9/1/19	3,562,192
655	Lumentum Holdings, Inc., 0.25%, 3/15/24	735,963

July 31, 2018 | Semi-Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Computers (continued)
$2,725	Nutanix, Inc., zero coupon, 1/15/23 (a)(b)	$3,258,642
2,815	Pure Storage, Inc., 0.125%, 4/15/23 (a)(b)	2,979,146
3,875	Western Digital Corp., 1.50%, 2/1/24 (a)(b)	3,801,983
		14,337,926
	Diversified Financial Services – 0.8%
5,000	Encore Capital Group, Inc., 2.875%, 3/15/21	4,624,895
1,670	LendingTree, Inc., 0.625%, 6/1/22	2,175,517
4,990	PRA Group, Inc., 3.00%, 8/1/20	4,819,068
		11,619,480
	Electric Utilities – 0.1%
770	NRG Energy, Inc., 2.75%, 6/1/48 (a)(b)	750,598
	Electrical Equipment – 0.1%
2,195	SunPower Corp., 4.00%, 1/15/23	1,768,246
	Electronics – 0.2%
2,530	OSI Systems, Inc., 1.25%, 9/1/22	2,454,272
	Energy-Alternate Sources – 0.2%
	SunEdison, Inc. (a)(b)(d)(f),
2,915	2.625%, 6/1/23	65,588
3,820	3.375%, 6/1/25	85,950
2,205	Tesla Energy Operations, Inc., 1.625%, 11/1/19	1,982,639
		2,134,177
	Engineering & Construction – 0.3%
1,665	Dycom Industries, Inc., 0.75%, 9/15/21	1,859,197
2,570	Tutor Perini Corp., 2.875%, 6/15/21	2,559,761
		4,418,958
	Entertainment – 0.4%
3,025	Live Nation Entertainment, Inc., 2.50%, 3/15/23 (a)(b)	3,185,258
1,900	Marriott Vacations Worldwide Corp., 1.50%, 9/15/22 (a)(b)	1,970,530
		5,155,788
	Equity Real Estate Investment Trusts (REITs) – 0.7%
3,600	IH Merger Sub LLC, 3.50%, 1/15/22	3,983,062
1,965	Spirit Realty Capital, Inc., 2.875%, 5/15/19	1,949,307
4,000	Two Harbors Investment Corp., 6.25%, 1/15/22	4,130,616
		10,062,985
	Healthcare-Products – 0.8%
1,945	Insulet Corp., 1.375%, 11/15/24 (a)(b)	2,121,526
3,135	NuVasive, Inc., 2.25%, 3/15/21	3,565,539
5,117	Wright Medical Group, Inc., 1.625%, 6/15/23 (a)(b)	5,062,182
		10,749,247
	Insurance – 0.2%
2,090	AXA S.A., 7.25%, 5/15/21 (a)(b)	2,289,252
	Internet – 2.9%
3,920	Altaba, Inc., zero coupon, 12/1/18	5,348,017

44 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Internet (continued)
	Booking Holdings, Inc.,
$2,900	0.35%, 6/15/20	$4,497,694
3,800	0.90%, 9/15/21	4,515,821
	FireEye, Inc.,
1,700	0.875%, 6/1/24 (a)(b)	1,615,726
2,150	1.625%, 6/1/35, Ser. B	1,964,848
3,385	IAC FinanceCo., Inc., 0.875%, 10/1/22 (a)(b)	3,829,356
2,620	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	2,664,278
1,800	Okta, Inc., 0.25%, 2/15/23 (a)(b)	2,195,338
	Palo Alto Networks, Inc.,
1,055	zero coupon, 7/1/19	1,894,448
3,260	0.75%, 7/1/23 (a)(b)	3,217,747
1,615	Twilio, Inc., 0.25%, 6/1/23 (a)(b)	1,701,420
	Twitter, Inc.,
2,080	0.25%, 9/15/19	2,004,427
2,040	0.25%, 6/15/24 (a)(b)	1,860,645
2,150	1.00%, 9/15/21	1,998,625
1,175	Wayfair, Inc., 0.375%, 9/1/22 (a)(b)	1,432,470
		40,740,860
	Iron/Steel – 0.2%
1,255	Allegheny Technologies, Inc., 4.75%, 7/1/22	2,594,483
	Lodging – 0.3%
2,315	Caesars Entertainment Corp., 5.00%, 10/1/24	4,164,477
	Machinery-Diversified – 0.2%
1,710	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	2,447,526
	Media – 1.4%
	DISH Network Corp.,
2,300	2.375%, 3/15/24	2,009,393
6,545	3.375%, 8/15/26	5,962,200
1,600	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	1,742,974
	Liberty Media Corp.,
2,295	1.00%, 1/30/23	2,596,770
2,815	1.375%, 10/15/23	3,568,857
3,625	2.125%, 3/31/48 (a)(b)	3,660,210
		19,540,404
	Oil, Gas & Consumable Fuels – 1.0%
4,240	Chesapeake Energy Corp., 5.50%, 9/15/26	4,226,555
600	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	664,655
2,000	Nabors Industries, Inc., 0.75%, 1/15/24	1,569,780
3,000	SM Energy Co., 1.50%, 7/1/21	3,161,400
1,700	Transocean, Inc., 0.50%, 1/30/23	2,365,336
1,935	Weatherford International Ltd., 5.875%, 7/1/21	1,920,011
		13,907,737

July 31, 2018 | Semi-Annual Report 45

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Pharmaceuticals – 1.0%
	Jazz Investments I Ltd.,
$2,135	1.50%, 8/15/24 (a)(b)	$2,224,179
3,600	1.875%, 8/15/21	3,899,455
1,890	Neurocrine Biosciences, Inc., 2.25%, 5/15/24	2,774,528
340	Paratek Pharmaceuticals, Inc., 4.75%, 5/1/24 (a)(b)	325,800
1,945	Sarepta Therapeutics, Inc., 1.50%, 11/15/24 (a)(b)	3,396,707
515	TESARO, Inc., 3.00%, 10/1/21	655,095
885	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C	835,014
		14,110,778
	Pipelines – 0.2%
4,335	Cheniere Energy, Inc., 4.25%, 3/15/45	3,411,680
	Retail – 0.1%
1,855	RH, zero coupon, 6/15/23 (a)(b)	1,710,462
	Semiconductors – 3.4%
1,435	Advanced Micro Devices, Inc., 2.125%, 9/1/26	3,423,761
	Cypress Semiconductor Corp.,
4,320	2.00%, 2/1/23 (a)(b)	4,695,753
385	4.50%, 1/15/22	557,311
2,380	Intel Corp., 3.25%, 8/1/39	5,522,090
10,510	Microchip Technology, Inc., 1.625%, 2/15/27	12,562,719
3,900	Micron Technology, Inc., 3.00%, 11/15/43, Ser. G	7,050,896
675	Novellus Systems, Inc., 2.625%, 5/15/41	3,862,079
2,910	ON Semiconductor Corp., 1.625%, 10/15/23	3,655,760
3,275	Silicon Laboratories, Inc., 1.375%, 3/1/22	3,853,037
905	Synaptics, Inc., 0.50%, 6/15/22	897,440
1,605	Veeco Instruments, Inc., 2.70%, 1/15/23	1,428,604
		47,509,450
	Software – 2.3%
2,415	Akamai Technologies, Inc., 0.125%, 5/1/25 (a)(b)	2,431,144
1,980	Alteryx, Inc., 0.50%, 6/1/23 (a)(b)	2,183,241
2,040	Avaya Holdings Corp., 2.25%, 6/15/23 (a)(b)	2,022,503
4,320	Citrix Systems, Inc., 0.50%, 4/15/19	6,581,693
1,945	Evolent Health, Inc., 2.00%, 12/1/21	2,165,244
925	New Relic, Inc., 0.50%, 5/1/23 (a)(b)	1,005,526
	Nuance Communications, Inc.,
3,375	1.00%, 12/15/35	3,054,844
1,950	1.25%, 4/1/25	1,869,617
1,555	Proofpoint, Inc., 0.75%, 6/15/20	2,244,781
1,980	ServiceNow, Inc., zero coupon, 11/1/18	4,702,688
3,755	Workday, Inc., 0.25%, 10/1/22 (a)(b)	3,969,508
		32,230,789
	Telecommunications – 0.7%
1,060	Ciena Corp., 3.75%, 10/15/18	1,349,861
2,795	Finisar Corp., 0.50%, 12/15/36	2,524,151
2,475	GDS Holdings Ltd., 2.00%, 6/1/25 (a)(b)	1,864,885

46 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
$3,770	Viavi Solutions, Inc., 1.00%, 3/1/24	$3,763,403
		9,502,300
	Transportation – 0.4%
2,620	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	3,093,238
595	Echo Global Logistics, Inc., 2.50%, 5/1/20	658,567
2,065	Greenbrier Cos., Inc., 2.875%, 2/1/24	2,456,059
		6,207,864
Total Convertible Bonds & Notes (cost-$296,168,333)		304,762,239

Shares
Convertible Preferred Stock – 5.3%
	Banks – 1.3%
6,455	Bank of America Corp., 7.25%, Ser. L (e)	8,212,309
8,240	Wells Fargo & Co., 7.50%, Ser. L (e)	10,456,560
		18,668,869
	Commercial Services & Supplies – 0.1%
30,390	Stericycle, Inc., 5.25%, 9/15/18	1,596,083
	Electric Utilities – 0.4%
90,000	NextEra Energy, Inc., 6.123%, 9/1/19	5,152,500
	Electronic Equipment, Instruments & Components – 0.1%
19,650	Belden, Inc., 6.75%, 7/15/19	1,728,807
	Electronics – 0.3%
3,195	Fortive Corp., 5.00%, 7/1/21, Ser. A	3,381,109
	Equity Real Estate Investment Trusts (REITs) – 0.6%
4,525	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	4,881,865
61,055	Welltower, Inc., 6.50%, Ser. I (e)	3,626,057
		8,507,922
	Food & Beverage – 0.2%
15,970	Post Holdings, Inc., 2.50% (e)	2,561,757
	Gas Utilities – 0.3%
78,185	South Jersey Industries, Inc., 7.25%, 4/15/21	4,286,884
	Hand/Machine Tools – 0.3%
37,185	Stanley Black & Decker, Inc., 5.375%, 5/15/20	4,239,462
	Healthcare-Products – 0.5%
108,135	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	6,838,133
	Metal Fabricate/Hardware – 0.2%
44,915	Rexnord Corp., 5.75%, 11/15/19, Ser. A	2,868,721
	Multi-Utilities – 0.2%
32,295	Sempra Energy, 6.00%, 1/15/21, Ser. A	3,304,101
	Oil, Gas & Consumable Fuels – 0.6%
45,100	ATP Oil & Gas Corp., 8.00% (cost-$4,510,000; purchased 9/23/09) (a)(b)(e)(h)	4
90,780	Kinder Morgan, Inc., 9.75%, 10/26/18, Ser. A	3,044,852
15,975	Nabors Industries Ltd., 6.00%, 5/1/21	684,529

July 31, 2018 | Semi-Annual Report 47

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Shares		Value
	Oil, Gas & Consumable Fuels (continued)
213,230	Sanchez Energy Corp., 6.50%, Ser. B (e)	$3,804,023
		7,533,408
	Pharmaceuticals – 0.2%
6,225	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	2,747,404
Total Convertible Preferred Stock (cost-$82,890,641)		73,415,160

Principal Amount (000s)
Corporate Bonds & Notes – 0.4%
	Oil, Gas & Consumable Fuels – 0.2%
$4,647	Cobalt International Energy, Inc., 7.75%, 12/1/23 (c)	2,662,173
	Pharmaceuticals – 0.2%
2,805	Herbalife Nutrition Ltd., 2.625%, 3/15/24 (a)(b)	2,918,432
Total Corporate Bonds & Notes (cost-$7,348,152)		5,580,605

Units
Warrants (b)(d)(f)(i) – 0.0%
	Commercial Services – 0.0%
97,838	Cenveo, Inc., strike price $12.00, expires 6/10/24 (cost-$0)	1

Principal Amount (000s)
Short-Term Investments – 1.4%
	Repurchase Agreements – 1.4%
$19,353	State Street Bank and Trust Co., dated 7/31/18, 0.35%, due 8/1/18, proceeds $19,353,188; collateralized by U.S. Treasury Bonds, 2.875%, due 7/31/25, valued at $19,750,500 including accrued interest (cost-$19,353,000)	19,353,000
Total Investments, before options written (cost-$1,312,492,597) – 100.0%		1,394,781,357
Total Options Written – (0.0)% (premiums received-$584,809) (i)(j)(k)		(535,164)
Total Investments, net of options written (cost-$1,311,907,788) – 100.0%		1,394,246,193
Other liabilities in excess of other assets – (0.0)%		(28,719)
Net Assets – 100.0%		$1,394,217,474

48 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $89,000,430, representing 6.4% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $89,000,431, representing 6.4% of net assets.

(c)          In default.

(d)         Fair-Valued–Securities with an aggregate value of $151,539, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)         Restricted. The cost of such security is $4,510,000. The value is $4, representing less than 0.05% of net assets.

(i)             Non-income producing.

(j)            Exchange traded-Chicago Board Options Exchange.

(k)         Exchange traded option contracts outstanding at July 31, 2018:

Options written contracts outstanding at July 31, 2018:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Abbott Laboratories	65.00 USD	8/10/18	(1,000)	$(100,000)	$(103,500)	$(43,000)	$(60,500)
Anthem, Inc.	260.00 USD	8/17/18	(270)	(27,000)	(36,585)	(50,759)	14,174
Cisco Systems, Inc.	44.00 USD	8/10/18	(1,536)	(153,600)	(13,056)	(70,655)	57,599
Citigroup, Inc.	73.50 USD	8/17/18	(944)	(94,400)	(34,928)	(40,592)	5,664
General Motors Co.	41.00 USD	8/17/18	(1,500)	(150,000)	(11,250)	(73,499)	62,249
HP, Inc.	24.00 USD	8/17/18	(3,000)	(300,000)	(33,000)	(56,999)	23,999
Medtronic PLC	87.50 USD	8/17/18	(774)	(77,400)	(243,810)	(74,652)	(169,158)
Public Service Enterprise Group, Inc.	55.00 USD	8/17/18	(1,334)	(133,400)	(3,335)	(45,355)	42,020
Quest Diagnostics, Inc.	115.00 USD	8/17/18	(690)	(69,000)	(3,450)	(82,799)	79,349
Schlumberger Ltd.	68.50 USD	8/24/18	(500)	(50,000)	(52,250)	(46,499)	(5,751)
Total options written contracts					$(535,164)	$(584,809)	$49,645

(l)             Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/18
Investments in Securities – Assets
Common Stock	$991,670,352	$–	$–	$991,670,352
Convertible Bonds & Notes:
Energy-Alternate Sources	–	1,982,639	151,538	2,134,177
All Other	–	302,628,062	–	302,628,062
Convertible Preferred Stock:
Electronics	–	3,381,109	–	3,381,109
Equity Real Estate Investment Trusts (REITs)	3,626,057	4,881,865	–	8,507,922

July 31, 2018 | Semi-Annual Report 49

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/18
Food & Beverage	$–	$2,561,757	$–	$2,561,757
Hand/Machine Tools	–	4,239,462	–	4,239,462
Healthcare-Products	–	6,838,133	–	6,838,133
Oil, Gas & Consumable Fuels	3,729,381	3,804,027	–	7,533,408
Pharmaceuticals	–	2,747,404	–	2,747,404
All Other	37,605,965	–	–	37,605,965
Corporate Bonds & Notes	–	5,580,605	–	5,580,605
Warrants	–	–	1	1
Repurchase Agreements	–	19,353,000	–	19,353,000
	1,036,631,755	357,998,063	151,539	1,394,781,357
Investments in Securities – Liabilities
Options Written:
Market Price	(535,164)	–	–	(535,164)
Totals	$1,036,096,591	$357,998,063	$151,539	$1,394,246,193

At July 31, 2018, a security valued at $4,239,462 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange-traded closing price at January 31, 2018, which was not available on July 31, 2018.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2018, was as follows:

	Beginning Balance 1/31/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 7/31/18
Investments in Securities – Assets
Convertible Bonds & Notes:
Energy-Alternate Sources	$151,538	–	$(4,624)†	$7,988	$–	$(3,364)	–	$–	$151,538
Convertible Preferred Stock:
Equity Real Estate Investment Trusts (REITs)	5,907,934	–	(750,362)	–	179	(275,886)	–	(4,881,865)	–
Oil, Gas & Consumable Fuels	4	–	–	–	–	–	–	(4)	–
Warrants	4,345	–	–	–	–	(4,344)	–	–	1
Totals	$6,063,821	–	$(754,986)	$7,988	$179	$(283,594)	–	$(4,881,869)	$151,539

*                  Transferred out of Level 3 and into Level 2. This transfer was a result of a security with an evaluated mean price at July 31, 2018, which was not available at January 31, 2018.

†                  Issued or removed via corporate action.

The table above includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

50 Semi-Annual Report | July 31, 2018

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited) (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2018, was $(7,708). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(m)     The following is a summary of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2018:

Location	Market Price
Liability derivatives:
Options written, at value	$(535,164)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2018:

Location	Market Price
Net realized loss on:
Options written	$(487,558)
Net change in unrealized appreciation/depreciation of:
Options written	$2,657,377

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended July 31, 2018 was 23,173 call options written contracts.

Glossary:

ADR  -  American Depositary Receipt

REIT  -  Real Estate Investment Trust

See accompanying Notes to Financial Statements | July 31, 2018 | Semi-Annual Report 51

Statements of Assets and Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$366,703,758, $712,576,655 and $1,312,492,597, respectively)	$350,226,997	$668,167,149	$1,394,781,357
Cash	–	1,177	108,768
Receivable for investments sold	1,834,658	602,233	17,675,257
Interest and dividends receivable	2,085,131	1,301,619	3,024,236
Investments in Affiliated Funds- Trustees Deferred Compensation Plan (see Note 4)	33,735	83,629	184,377
Prepaid expenses and other assets	18,590	27,675	67,793
Total Assets	354,199,111	670,183,482	1,415,841,788

Liabilities:
Loan payable (See Note 7 and Note 8)	75,000,000	–	–
Payable for investments purchased	3,486,927	1,594,484	19,272,352
Dividends payable to common shareholders	1,716,997	–	–
Payable to custodian for cash overdraft	1,143,604	–	–
Loan interest payable	805,830	–	–
Investment management fees payable	286,320	549,495	1,017,027
Interest payable on dividends to mandatory redeemable preferred shareholders	99,610	–	–
Trustees Deferred Compensation Plan payable (see Note 4)	33,735	83,629	184,377
Call options written, at value (premiums received- $64,122, $354,005 and $584,809, respectively)	26,579	139,387	535,164
Accrued expenses	288,761	254,054	615,394
Mandatory redeemable preferred shares (see Note 7)	30,000,000	–	–
Total Liabilities	112,888,363	2,621,049	21,624,314
Net Assets Applicable to Common Shareholders	$241,310,748	$667,562,433	$1,394,217,474

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$103	$277	$948
Paid-in-capital in excess of par	250,765,185	671,525,781	1,327,402,207
Dividends in excess of net investment income	(3,647,321)	(2,163,577)	(29,975,876)
Accumulated net realized gain	10,631,999	42,397,100	14,451,790
Net unrealized appreciation (depreciation)	(16,439,218)	(44,197,148)	82,338,405
Net Assets Applicable to Common Shareholders	$241,310,748	$667,562,433	$1,394,217,474
Common Shares Issued and Outstanding	10,281,421	27,708,965	94,801,581
Net Asset Value Per Common Share	$23.47	$24.09	$14.71

52 Semi-Annual Report | July 31, 2018 | See accompanying Notes to Financial Statements

Statements of Operations

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Six Months ended July 31, 2018 (unaudited)

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$3,592,565	$1,775,020	$3,048,593
Dividends (net of foreign withholding taxes of $0, $0 and $201,867, respectively)	1,458,669	4,948,652	16,308,430
Miscellaneous	9,155	–	7,202
Total Investment Income	5,060,389	6,723,672	19,364,225

Expenses:
Investment management	1,706,692	3,263,898	6,180,873
Loan expense	1,385,574	–	–
Interest on dividends to mandatory redeemable preferred shareholders	643,886	–	–
Custodian and accounting agent	52,490	44,345	108,962
Audit and tax services	44,877	44,572	53,374
Shareholder communications	28,582	37,968	90,864
Transfer agent	15,472	12,443	12,441
Legal	13,190	15,195	30,899
Trustees	7,808	20,466	45,841
New York Stock Exchange listing	6,229	7,077	24,214
Insurance	4,986	8,937	18,653
Miscellaneous	12,331	2,379	26,039
Total Expenses	3,922,117	3,457,280	6,592,160

Net Investment Income	1,138,272	3,266,392	12,772,065

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,926,100	64,211,016	41,033,475
Call options written	153,283	718,218	(487,558)
Foreign currency transactions	–	–	2,420
Net change in unrealized appreciation/depreciation of:
Investments	(8,203,940)	(59,162,075)	(71,684,972)
Call options written	61,246	347,025	2,657,377
Foreign currency transactions	–	(803)	–
Net realized and change in unrealized gain (loss)	4,936,689	6,113,381	(28,479,258)

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$6,074,961	$9,379,773	$(15,707,193)

See accompanying Notes to Financial Statements | July 31, 2018 | Semi-Annual Report 53

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Diversified Income & Convertible Fund

	Six Months ended July 31, 2018 (unaudited)	Year ended January 31, 2018
Investment Operations:
Net investment income	$1,138,272	$2,983,622
Net realized gain	13,079,383	21,579,721
Net change in unrealized appreciation/depreciation	(8,142,694)	19,560,672
Net increase in net assets resulting from investment operations	6,074,961	44,124,015

Dividends and Distributions to Common Shareholders from:
Net investment income	(1,716,997)	(4,515,790)
Net realized gains	(8,579,600)	(16,075,250)
Total dividends and distributions to common shareholders	(10,296,597)	(20,591,040)

Common Share Transactions:
Reinvestment of dividends and distributions	150,361	–
Total increase (decrease) in net assets	(4,071,275)	23,532,975

Net Assets:
Beginning of period	245,382,023	221,849,048
End of period*	$241,310,748	$245,382,023
* Including dividends in excess of net investment income of:	$(3,647,321)	$(3,068,596)

Shares Activity:
Shares outstanding, beginning of period	10,274,970	10,274,970
Shares reinvested	6,451	–
Shares outstanding, end of period	10,281,421	10,274,970

54 Semi-Annual Report | July 31, 2018 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Equity & Convertible Income:

	Six Months ended July 31, 2018 (unaudited)	Year ended January 31, 2018
Investment Operations:
Net investment income	$3,266,392	$11,124,921
Net realized gain	64,929,234	33,268,378
Net change in unrealized appreciation/depreciation	(58,815,853)	80,054,873
Net increase in net assets resulting from investment operations	9,379,773	124,448,172

Dividends and Distributions to Shareholders from:
Net investment income	(4,667,325)	(11,985,450)
Net realized gains	(16,391,488)	(30,132,177)
Total dividends and distributions to shareholders	(21,058,813)	(42,117,627)
Total increase (decrease) in net assets	(11,679,040)	82,330,545

Net Assets:
Beginning of period	679,241,473	596,910,928
End of period*	$667,562,433	$679,241,473
* Including dividends in excess of net investment income of:	$(2,163,577)	$(762,644)

Dividend, Interest & Premium Strategy:

	Six Months ended July 31, 2018 (unaudited)	Year ended January 31, 2018
Investment Operations:
Net investment income	$12,772,065	$28,108,553
Net realized gain	40,548,337	59,301,599
Net change in unrealized appreciation/depreciation	(69,027,595)	76,711,228
Net increase (decrease) in net assets resulting from investment operations	(15,707,193)	164,121,380

Dividends and Distributions to Shareholders from:
Net investment income	(42,660,711)	(28,416,813)
Return of capital	–	(78,234,965)
Total dividends and distributions to shareholders	(42,660,711)	(106,651,778)
Total increase (decrease) in net assets	(58,367,904)	57,469,602

Net Assets:
Beginning of period	1,452,585,378	1,395,115,776
End of period*	$1,394,217,474	$1,452,585,378
* Including dividends in excess of net investment income of:	$(29,975,876)	$(87,230)

See accompanying Notes to Financial Statements | July 31, 2018 | Semi-Annual Report 55

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Six Months ended July 31, 2018 (unaudited)

Increase (Decrease) in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$6,074,961

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(201,494,595)
Proceeds from sales of long-term investments	205,174,582
Sales of short-term portfolio investments, net	5,773,550
Net change in unrealized appreciation/depreciation	8,142,694
Net amortization/accretion on investments	(41,677)
Net realized gain	(13,079,383)
Decrease in payable for investments purchased	(5,659,805)
Proceeds from sale of written options	551,037
Payments to cover written options	(421,050)
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(12,671)
Increase in Trustees Compensation Plan payable	12,671
Decrease in receivable for investments sold	6,657,417
Increase in interest and dividends receivable	(94,431)
Increase in prepaid expenses and other assets	(2,788)
Decrease in investment management fees payable	(226)
Decrease in accrued expenses	(133,670)
Increase in loan interest payable	6,893
Net cash provided by operating activities	11,453,509

Cash Flows used for Financing Activities:
Decrease in payable to custodian for cash overdraft	(1,301,236)
Cash dividends paid	(10,152,273)
Net cash used for financing activities	(11,453,509)
Net increase (decrease) in cash	–

Cash:
Beginning of period	–
End of period	$–

Noncash Investing and Financing Activities:
Noncash investing transactions – Conversions of convertible preferred stock	$12,791,818
Cash Paid for Interest	$1,378,681
Cash Paid for Interest on Dividends to Mandatory Redeemable Preferred Shares	$651,000

* A Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

56 Semi-Annual Report | July 31, 2018 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a common share outstanding throughout each period:

	Six Months ended July 31, 2018		Year ended January 31,				For the period May 27, 2015* through
	(unaudited)		2018		2017		January 31, 2016

Net asset value, beginning of period	$23.88		$21.59		$18.91		$23.88
Investment Operations:
Net investment income (1)	0.11		0.29		0.39		0.18
Net realized and change in unrealized gain (loss)	0.48		4.00		4.21		(4.09)
Total from investment operations	0.59		4.29		4.60		(3.91)
Dividends and Distributions to Common Shareholders from:
Net Investment Income	(0.17)		(0.44)		(0.51)		(0.62)
Net realized gains	(0.83)		(1.56)		(1.49)		(0.55)
Total dividends and distributions to common shareholders	(1.00)		(2.00)		(2.00)		(1.17)
Common Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–		–		–		(0.05)
Accretion to net asset value resulting from share repurchases	–		–		0.08		0.16
Net asset value, end of period	$23.47		$23.88		$21.59		$18.91
Market price, end of period	$24.09		$22.40		$19.49		$16.40
Total Investment Return (2)	12.37%		26.13%		32.56%		(30.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$241,311		$245,382		$221,849		$201,644
Ratio of expenses to average net assets, including interest expense (4)(5)	3.31	%(3)	3.36	%(6)	3.48	%(6)	3.26	%(3)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	2.14	%(3)	2.26	%(6)	2.34	%(6)	2.56	%(3)
Ratio of net investment income to average net assets (5)	0.96	%(3)	1.30	%(6)	1.90	%(6)	1.24	%(3)
Mandatory redeemable preferred shares asset coverage per share	$225		$229		$209		$193
Portfolio turnover rate	60%		154%		196%		149%

*	Commencement of operations.
(1)	Calculated on average common shares outstanding during the period.
(2)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(3)	Annualized.
(4)	Interest expense relates to participation in Senior Secured Notes and Margin Loan Financing (See Note 7 and Note 8).
(5)	Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.
(6)	Inclusive of excise tax expense of 0.07% and 0.01% for the years ended January 31, 2018 and January 31, 2017, respectively.

See accompanying Notes to Financial Statements | July 31, 2018 | Semi-Annual Report 57

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each period:

	Six Months ended July 31, 2018		Year ended January 31,
	(unaudited)		2018	2017	2016		2015		2014
Net asset value, beginning of period	$24.51		$21.54	$19.90	$22.13		$21.79		$20.10
Investment Operations:
Net investment income (1)	0.12		0.40	0.41	0.47		0.53		0.56
Net realized and change in unrealized gain (loss)	0.22		4.09	2.75	(1.18)		1.13		2.49
Total from investment operations	0.34		4.49	3.16	(0.71)		1.66		3.05
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.17)		(0.43)	(0.54)	(0.41)		(0.63)		(0.92)
Net realized gains	(0.59)		(1.09)	(0.98)	(1.11)		(0.69)		(0.44)
Total dividends and distributions to shareholders	(0.76)		(1.52)	(1.52)	(1.52)		(1.32)		(1.36)
Net asset value, end of period	$24.09		$24.51	$21.54	$19.90		$22.13	(2)	$21.79
Market price, end of period	$23.06		$22.08	$19.03	$16.97		$20.01		$18.73
Total Investment Return (3)	8.18%		24.96%	21.69%	(8.01)%		14.07%		12.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$667,562		$679,241	$596,911	$551,378		$613,133		$603,786
Ratio of expenses to average net assets	1.06	%(5)	1.07%	1.08%	1.10	%(6)	1.13	%(6)	1.09	%(4)
Ratio of net investment income to average net assets	1.00	%(5)	1.80%	1.94%	2.15	%(6)	2.34	%(6)	2.39	%(4)
Portfolio turnover rate	53%		99%	90%	110%		63%		82%

(1)	Calculated on average shares outstanding during the period.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(4)	Inclusive of Reimbursement from Investment Manager of 0.02%.
(5)	Annualized.
(6)	Inclusive of excise tax expense of 0.02% and 0.05% for the years ended January 31, 2016 and January 31, 2015, respectively.

58 Semi-Annual Report | July 31, 2018 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each period:

	Six Months ended July 31, 2018		Year ended January 31,
	(unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.32		$14.72	$13.59	$16.95	$18.19	$17.91
Investment Operations:
Net investment income (1)	0.13		0.30	0.35	0.38	0.41	0.49
Net realized and change in unrealized gain (loss)	(0.29)		1.43	1.98	(2.09)	0.15	1.59
Total from investment operations	(0.16)		1.73	2.33	(1.71)	0.56	2.08
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.45)		(0.30)	(0.37)	(0.39)	(0.65)	(0.54)
Return of capital	–		(0.83)	(0.83)	(1.26)	(1.15)	(1.26)
Total dividends and distributions to shareholders	(0.45)		(1.13)	(1.20)	(1.65)	(1.80)	(1.80)
Net asset value, end of period	$14.71		$15.32	$14.72	$13.59	$16.95 (2)	$18.19
Market price, end of period	$12.86		$13.52	$13.03	$11.50	$15.88	$17.86
Total Investment Return (3)	(1.48)%		12.92%	24.60%	(18.68)%	(1.75)%	18.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,394,217		$1,452,585	$1,395,116	$1,288,319	$1,606,718	$1,719,489
Ratio of expenses to average net assets	0.96	%(4)	0.97%	1.01%	0.97%	0.96%	0.94	%(5)
Ratio of net investment income to average net assets	1.86	%(4)	2.03%	2.42%	2.41%	2.20%	2.69	%(5)
Portfolio turnover rate	25%		85%	39%	54%	47%	48%

(1)	Calculated on average shares outstanding during the period.
(2)	Payment from Affiliates increased the net asset value by $0.02.
(3)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(4)	Annualized.
(5)	Inclusive of Reimbursement from Investment Manager of 0.02%.

See accompanying Notes to Financial Statements | July 31, 2018 | Semi-Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each, a “Fund” and, together, the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager. The Investment Manager is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund expects to employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund in an

60 Semi-Annual Report | July 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

attempt to generate gains from option premiums.

Dividend, Interest & Premium Strategy can invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”), including, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In August 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows.

The amendments took effect on February 1, 2018 and the financial statements have been modified accordingly, as applicable.

In March 2017, the FASB issued Accounting Standards update (“ASU”) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an

July 31, 2018 | Semi-Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of each Fund (together, the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Funds’ Valuation Committee of the Board of each Fund was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Funds’ Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The

62 Semi-Annual Report | July 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

three levels of the fair value hierarchy are described below:

■       Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

■       Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

■       Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended July 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and

July 31, 2018 | Semi-Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed,

64 Semi-Annual Report | July 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Consent fees relating to corporate actions and facility are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Equity & Convertible Income and Dividend, Interest & Premium Strategy declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent

July 31, 2018 | Semi-Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. As of July 31, 2018, it is anticipated that the Dividend, Interest & Premium Strategy will have a return of capital at fiscal year-end.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(h) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may

66 Semi-Annual Report | July 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(i) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(j) Loan Interest Expense

Loan interest expense relates to the Diversified Income & Convertible’s participation in debt financing transactions (See Note 7 and Note 8). Interest expense is recorded as it is incurred.

(k) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the

July 31, 2018 | Semi-Annual Report 67

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

1. Organization and Significant Accounting Policies (continued)

counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of July 31, 2018, the value of the related collateral exceeded the value of the repurchase agreements.

(l) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline with nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a fund may lose money as a result of movements in interest rates. A fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest

68 Semi-Annual Report | July 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

2. Principal Risks (continued)

payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 7 and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

July 31, 2018 | Semi-Annual Report 69

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

2. Principal Risks (continued)

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may often be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will liquidate in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’

70 Semi-Annual Report | July 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

3. Financial Derivative Instruments (continued)

Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager & Deferred Compensation

Investment Manager. Each Fund has an Investment Management Agreement (for the purpose of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Equity & Convertible Income and Dividend, Interest & Premium Strategy define total managed assets as the total assets of each

July 31, 2018 | Semi-Annual Report 71

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

4. Investment Manager & Deferred Compensation (continued)

Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period, chosen by the Trustee, an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

5. Investments in Securities

For the six months ended July 31, 2018, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Diversified Income & Convertible	$201,494,595	$206,100,894
Equity & Convertible Income	343,322,239	337,672,658
Dividend, Interest & Premium Strategy	343,014,100	339,993,102

6. Income Tax Information

At July 31, 2018, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis (1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Income & Convertible	$367,664,930	$11,680,942	$29,145,454	$(17,464,512)
Equity & Convertible Income	712,333,701	34,077,052	78,382,991	(44,305,939)
Dividend, Interest & Premium Strategy	1,314,106,743	151,274,133	71,134,683	80,139,450

(1) Differences between book and tax cost basis are primarily attributable to wash sale loss deferrals, reclassifications related to investments in REITs and differing treatment of bond premium amortization.

72 Semi-Annual Report | July 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

7. Long-term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. Fitch Ratings (“Fitch”) assigned a rating of “AA” to the MRPS and “AAA” to the Notes. The Long-Term Financing Arrangements refinanced a portion of the Diversified Income & Convertible’s short-term borrowings under the Margin Loan Financing described in Note 8. For a portion of its borowings, Diversified Income & Convertible continues to maintain short-term borrowings under the Margin Loan Financing described in Note 8 at variable interest rates.

Mandatory Redeemable Preferred Shares

At July 31, 2018, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at July 31, 2018:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a “default” interest rate of 5.00% whenever a past due amount is outstanding with respect to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible’s Statement of Assets & Liabilities as interest payable on dividends to mandatory redeemable preferred shareholders. For the six months ended July 31, 2018, Diversified Income & Convertible paid $651,000 in interest on dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, the Fund is subject to periodic asset coverage testing, including a monthly 225% asset coverage test and a weekly asset coverage test that is tied to rating agency

July 31, 2018 | Semi-Annual Report 73

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

7. Long-term Financing Arrangements (continued)

criteria, in each case subject to various terms and conditions. If the Fund’s asset coverage is insufficient under either of these tests, it may be required to redeem some or all of the MRPS. No such mandatory redemption had been triggered as of the end of the most recent fiscal period.

Senior Secured Notes

At July 31, 2018, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than “A-” from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $976,904 is included in the Diversified Income & Convertible’s Statement of Operations.

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at July 31, 2018:

Maturity Date	Interest Rate	Notional/Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as a weekly asset coverage test that is tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. As of the end of the most recent fiscal period, no such breach had occurred. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

74 Semi-Annual Report | July 31, 2018

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90%. At July 31, 2018, the Fund had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rate charged at July 31, 2018, was 3.249%. During the six months ended July 31, 2018, the weighted average daily balance outstanding was $ 25,000,000 at the weighted average interest rate of 3.138%. With respect to the margin loan financing, loan interest expense of $408,670 is included in the Diversified Income & Convertible’s Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Fund’s Schedule of Investments.

9. Common Share Repurchase Plan

The common share repurchase plan (the “Repurchase Plan”) of Diversified Income & Convertible (for purposes of this paragraph, the “Fund”) became effective on September 4, 2015. The Board of Trustees initially authorized the Repurchase Plan at the Fund’s organizational meeting on April 20, 2015. The Repurchase Plan was intended in part to provide additional liquidity in the marketplace for the Fund’s common shares. The Repurchase Plan remained in effect until 230 days after the commencement of the Repurchase Plan (i.e., April 21, 2016) (the “Repurchase Period”), during which the Fund repurchased its common shares in the open market on any trading day when the Fund’s common shares were trading at a discount of 2% or more from the common shares’ closing NAV on the prior trading day and only so long as shares of the SPDR Barclays Convertible Securities ETF had not, at any time during such trading day, traded down 2% or more from their closing market price on the prior trading day. Any repurchases were made through a single broker-dealer who was not an underwriter in this initial public offering of the Fund’s common shares acting as the Fund’s agent. On any day that shares were repurchased under the Repurchase Plan, the Fund, subject to certain conditions under Rule 10b-18 under the Exchange Act and other applicable laws, including Regulation M, repurchased its shares in an amount equal to the lesser of (i) $125,000 based on the aggregate purchase price of the common shares or (ii) the maximum number of common shares the Fund may purchase under Rule 10b-18, which, generally, is currently 25% of the average daily trading volume of the common shares over the trailing four week period. In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan were made by the Fund at a discount to then current NAV of the common shares and therefore were accretive to the NAV of the remaining common shares following the repurchases, and the Repurchase Plan may have had the effect of preventing or reducing a significant decline in

July 31, 2018 | Semi-Annual Report 75

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2018 (unaudited)

9. Common Share Repurchase Plan (continued)

the market price of the common shares in comparison to their NAV. Effective April 22, 2016, the Common Share Repurchase Plan was discontinued.

10. Significant Account Holders

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a Fund. At July 31, 2018, Advisors Asset Management, Inc. and Morgan Stanley Smith Barney LLC held 5% or more of shares of common stock of Diversified Income & Convertible and Dividend, Interest & Premium Strategy, respectively.

11. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2018, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable September 4, 2018 to common shareholders of record on August 13, 2018.

On September 4, 2018, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable October 1, 2018 to common shareholders of record on September 14, 2018.

On September 7, 2018, the following quarterly distributions were declared to shareholders, payable September 28, 2018 to shareholders of record on September 17, 2018:

Equity & Convertible Income	$0.380 per share
Dividend, Interest & Premium Strategy	$0.225 per share

There were no other subsequent events identified that require recognition or disclosure.

76 Semi-Annual Report | July 31, 2018

Annual Shareholder Meeting Results (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Annual Shareholder Meeting Results:

The Funds held their annual meeting of shareholders on July 12, 2018. Shareholders voted as indicated below:

AllianzGI Diversified Income & Convertible:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class III to serve until the annual meeting for the 2021-2022 fiscal year	10,546,996	183,662

Election of Bradford K. Gallagher – Class III to serve until the annual meeting for the 2021-2022 fiscal year	10,547,456	183,202

Election of Erick R. Holt† – Class III to serve until the annual meeting for the 2021-2022 fiscal year	10,540,596	190,062

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Davey S. Scoon, A. Douglas Eu, F. Ford Drummond, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†  Interested Trustee

AllianzGI Equity & Convertible Income:

	Affirmative	Withheld Authority
Election of F. Ford Drummond – Class II to serve until the annual meeting for the 2021-2022 fiscal year	25,310,329	462,256

Election of James A. Jacobson – Class II to serve until the annual meeting for the 2021-2022 fiscal year	25,289,884	482,701

Election of James S. MacLeod – Class II to serve until the annual meeting for the 2021-2022 fiscal year	25,298,881	473,704

Election of A. Douglas Eu† – Class II to serve until the annual meeting for the 2021-2022 fiscal year	25,302,399	470,186

Election of Erick R. Holt† – Class III to serve until the annual meeting for the 2019-2020 fiscal year	25,310,706	461,879

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Davey S. Scoon, Bradford K. Gallagher, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†  Interested Trustee

July 31, 2018 | Semi-Annual Report 77

Annual Shareholder Meeting Results (continued)/
Changes to Fund Officers/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Election of Hans W. Kertess – Class I to serve until the annual meeting for the 2021-2022 fiscal year	81,291,686	7,473,120

Election of James S. MacLeod – Class I to serve until the annual meeting for the 2021-2022 fiscal year	81,654,544	7,110,262

Election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2021-2022 fiscal year	81,305,291	7,459,515

Election of A. Douglas Eu† – Class I to serve until the annual meeting for the 2021-2022 fiscal year	81,554,156	7,210,650

Election of Erick R. Holt† – Class II to serve until the annual meeting for the 2019-2020 fiscal year	81,570,560	7,194,246

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Davey S. Scoon, Bradford K. Gallagher, James A. Jacobson and Alan Rappaport continued to serve as Trustees of the Fund.

†  Interested Trustee

Changes to Fund Officers:

Effective April 13, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting officer of the Funds.

Effective April 13, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting officer of the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

78 Semi-Annual Report | July 31, 2018

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, annually approve the continuation of each Fund’s (as defined below) Investment Management Agreement (for purposes of this section, the “Advisory Agreements” or the “Agreements”) with Allianz Global Investors U.S. LLC (the “Investment Manager”).

The Board, including the Independent Trustees, met in person on June 13, 2018 (the “approval meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements for an additional year. The Funds’ Contracts Committees, which are comprised of all of the Independent Trustees, met on May 30, 2018 and June 13, 2018 (together with the approval meeting, the “contract review meetings”) with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

At their meeting held on June 13, 2018 the Board, including the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period commencing July 1, 2018 with respect to AllianzGI Equity & Convertible Income Fund (“NIE”), AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”), and AllianzGI Diversified Income & Convertible Fund (“ACV” and, together with NFJ and NIE, for the purposes of this section, the “Funds”). The material factors and conclusions that formed the basis of these approvals are discussed below.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees also considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Manager under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, and the investment performance of a group of funds identified by Broadridge with

July 31, 2018 | Semi-Annual Report 79

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

investment classifications and/or objectives comparable to those of the Funds (the “Broadridge Performance Universe”); (ii) information provided by Broadridge on the Funds’ management fees and other expenses, and the fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group” or “Expense Group”) (based both on common share and leveraged assets combined (if applicable), and on common share assets alone); (iii) information regarding the investment performance and fees for other funds and separately managed accounts managed by the Investment Manager with strategies that have similarities (but none of which are substantially similar) to those of the Funds; (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended December 31, 2017; (v) descriptions of various functions performed by the Investment Manager for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services, and corporate ownership and business operations unrelated to the Funds; (vii) fact cards for each Fund including, among other information, investment objective, total net assets, annual fund operating expenses, portfolio managers, performance based on net asset value and market value, related share price premium and/or discount information, performance (based on net asset value and market value) relative to each Fund’s Broadridge Performance Universe, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group and trends in profitability to the Investment Manager from its relationship with each Fund; (viii) summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance and fees/expenses versus its Broadridge peer group medians; (ix) information regarding the Funds’ use of leverage, if any; and (x) so-called “fall-out benefits” potentially available to the Investment Manager as a result of its advisory arrangements with the Funds.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that

80 Semi-Annual Report | July 31, 2018

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Trustees also considered the risk profiles of the Funds.

The Independent Trustees considered, among other matters, that the Investment Manager provides the Funds with office space, administrative services and personnel to serve as officers of the Funds, and that the Investment Manager and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Manager or such affiliates).

Performance Information

Fund-specific performance results reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Broadridge Performance Universe (based on net asset value and market value) for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2018.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board or by the Performance Committee of the Board).

As part of their review, the Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager; the experience of key advisory personnel of the Investment Manager and its affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Manager to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; the Investment Manager’s risk management

July 31, 2018 | Semi-Annual Report 81

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

function; and conditions that might affect the ability of the Investment Manager to provide high quality services to the Funds in the future under the Agreements, including, but not limited to, the organization’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well-suited to the applicable Fund, given its respective investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and that the Investment Manager would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined) and the management fee and total expense ratios of such Fund’s Broadridge Expense Group. Specifically, the Trustees reviewed each Fund’s ranking within its Broadridge Expense Group for total expense ratio (including any interest and borrowing expenses) based on common share assets and total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, as applicable. Each Fund’s ranking within its Broadridge Expense Group for both actual management fees based on common share assets and actual management fees based on common and leveraged assets combined were also considered, as applicable. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Broadridge peers as to performance, management fee and total expense ratio. The Trustees noted that while the Funds are not charged a separate administration fee (recognizing that their management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Broadridge categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of any expense waivers/reimbursements (although none exist for the Funds).

NFJ

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the six funds in the Broadridge Expense Group ranged from $315.5 million to $1.79 billion, and that one fund in the group was larger in

82 Semi-Annual Report | July 31, 2018

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

asset size than the Fund. The Trustees also noted that the Fund was ranked second out of six funds in the Expense Group for both total expense ratio based on common share assets and actual management fees based on common share assets (with the fund ranked first having the lowest fees/expenses and the fund ranked sixth having the highest fees/expenses in the Expense Group).

With respect to total return performance relative to its Broadridge Performance Universe (based on net asset value), the Trustees noted that the Fund had fourth quintile performance for the one-and ten-year periods, and fifth quintile performance for the three- and five-year periods, each ended March 31, 2018.

NIE

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the seven funds in the Broadridge Expense Group ranged from $247.9 million to $762.1 million, and that two funds in the group were larger in asset size than the Fund. The Trustees also noted that the Fund was ranked third out of seven funds in the Expense Group for both total expense ratio based on common share assets and actual management fees based on common share assets (with the fund ranked first having the lowest fees/expenses and the fund ranked seventh having the highest fees/expenses in the Expense Group).

With respect to total return performance relative to its Broadridge Performance Universe (based on net asset value), the Trustees noted that the Fund was ranked first out of four funds for performance for the one-, three-, five- and ten-year periods, each ended March 31, 2018.

ACV

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the nine funds in the Broadridge Expense Group ranged from $139.8 million to $329.4 million, and that five funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund was ranked ninth out of nine funds in the Expense Group for total expense ratio (including any interest and borrowing expenses) based on common share assets, ninth based on total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, eighth in the Expense Group for actual management fees based on common share assets and seventh in the Expense Group for actual management fees based on common and leveraged assets combined (with the fund ranked first having the lowest fees/expenses and the fund ranked ninth having the highest fees/expenses in the Expense Group).

With respect to total return performance relative to its Broadridge Performance Universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year period and the

July 31, 2018 | Semi-Annual Report 83

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

period since inception on May 27, 2015, each ended March 31, 2018.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Broadridge and the Investment Manager.

The Trustees were advised that the Investment Manager does not manage any funds or accounts, including institutional or separate accounts, with investment strategies and return profiles substantially similar to those of the Funds. However, the Trustees considered the management fees charged by the Investment Manager to other funds and accounts with strategies that have similarities (but none of which are substantially similar) to those of the Funds, including open-end funds and, in some cases, separate accounts, advised by the Investment Manager. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by such separate account clients. However, the Trustees were advised that the Investment Manager generally provides broader and more extensive services to the Funds in comparison to separate accounts, and incurs additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by the Investment Manager that there are additional portfolio management challenges in managing closed-end funds such as the Funds, including, but not limited to, those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend, that do not apply to the management of open-end funds.

The Trustees also took into account that ACV has preferred shares, senior notes or short-term loans outstanding to provide leverage, which increase the amount of management fees payable by ACV under the Agreement (because the Fund’s fees are calculated based on average daily managed assets, including assets attributable to any outstanding borrowings, issued debt securities or preferred shares, reverse repurchase agreements and dollar rolls). The Trustees took into account that the Investment Manager has a financial incentive for ACV to continue to have preferred shares, senior notes or short-term loans and other borrowings outstanding, which may create a conflict of interest between ACV and the Investment Manager, on one hand, and ACV’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and related presentations as to why ACV’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees also considered certain leverage refinancing transactions that were then being contemplated for ACV. The Trustees also

84 Semi-Annual Report | July 31, 2018

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

considered the Investment Manager’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation the Investment Manager receives.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Funds. The Trustees took into account that, as a general matter, as closed-end investment companies, the assets of the Funds will grow (if at all) principally through the investment performance of each Fund or through the use of additional leverage. The Trustees considered that NFJ, NIE and ACV do not currently intend to raise additional assets, and the Trustees therefore did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements. The Trustees considered that, as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base.

Additionally, the Trustees considered so-called “fall-out benefits” potentially available to the Investment Manager as a result of its advisory arrangements with the Funds, including research, statistical and quotation services from broker-dealers executing the Funds’ portfolio transactions on an agency basis, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager. The Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken as investment manager and sponsor of the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements that they were satisfied with the Investment Manager’s responses and ongoing efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager, and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement with respect to each Fund was in the interests of the Fund and its shareholders, and should be approved.

July 31, 2018 | Semi-Annual Report 85

Privacy Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services

86 Semi-Annual Report | July 31, 2018

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and

July 31, 2018 | Semi-Annual Report 87

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

• Use of Social Media Plugins: Our website uses the following Social Media Plugins (“Plugins”):

• Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

• Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

• LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

• Facebook: https://de-de.facebook.com/about/privacy

• Twitter: https://twitter.com/privacy

• Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices

88 Semi-Annual Report | July 31, 2018

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually, if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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92 Semi-Annual Report | July 31, 2018

Trustees	Investment Manager
Davey S. Scoon	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
F. Ford Drummond
A. Douglas Eu	Custodian & Accounting Agent
Bradford K. Gallagher	State Street Bank & Trust Co.
Erick R. Holt	801 Pennsylvania Avenue
James A. Jacobson	Kansas City, MO 64105
Hans W. Kertess
James S. MacLeod	Transfer Agent, Dividend Paying Agent and Registrar
William B. Ogden, IV	American Stock Transfer & Trust Company, LLC
Alan Rappaport	6201 15th Avenue
Brooklyn, NY 11219
Officers
Thomas J. Fuccillo	Independent Registered Public Accounting Firm
President and Chief Executive Officer	PricewaterhouseCoopers LLP
Scott Whisten	300 Madison Avenue
Treasurer, Principal Financial & Accounting Officer	New York, NY 10017
Angela Borreggine
Chief Legal Officer & Secretary	Legal Counsel
Thomas L. Harter	Ropes & Gray LLP
Chief Compliance Officer	Prudential Tower
Richard J. Cochran	800 Boylston Street
Assistant Treasurer	Boston, MA 02199
Orhan Dzemaili
Assistant Treasurer
Debra Rubano
Assistant Secretary
Craig A. Ruckman
Assistant Secretary

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund’s or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds. Information on the Funds is available at us.allianzgi.com/closedendfunds.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

574344

Allianz Global Investors Distributors LLC	AZ601SA_073118

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) The Fund did not engage in any securities lending activity during the fiscal period ended July 31, 2018.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal period ended July 31, 2018.

ITEM 13. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(a) (4) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: October 3, 2018

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: October 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: October 3, 2018

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: October 3, 2018